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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

  Filed by the Registrant                                                    [X]

  Filed by a Party other than the Registrant                                 [ ]

  Check the appropriate box:

  [ ] Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

  [X] Definitive Proxy Statement

  [ ] Definitive Additional Materials

  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ------------------------------------

                          CHIEFTAIN INTERNATIONAL INC.
                (Name of Registrant as specified in its Charter)

         --------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: _________

(2)  Aggregate number of securities to which transaction applies: ____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________

     _________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction: ________________________

(5)  Total fee paid: _________________________________________________________

     [ ] Fee paid previously with preliminary materials: _____________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount previously paid: _________________________________________

        (2)  Form, Schedule or Registration Statement No.: ___________________

        (3)  Filing Party: ___________________________________________________

        (4)  Date Filed: _____________________________________________________

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
[LOGO]  CHIEFTAIN
        INTERNATIONAL, INC.




              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 17, 2001

The annual and special meeting of the shareholders of Chieftain International, Inc. ("the Company") will be held in the Marlboro Room of The Westin Hotel, 10135 - 100 Street, Edmonton, Alberta, Canada on Thursday, May 17, 2001 at 10:30 a.m. (Edmonton time) to receive and consider the annual report for the year ended December 31, 2000, the financial statements as at and for the year ended December 31, 2000, and the report of the auditors on the financial statements, and in addition for the following purposes:

1.   to elect two directors;

2. to appoint auditors of the Company until the close of the next annual meeting;

3. to consider and, if thought fit, to pass a resolution to amend the Shareholder Rights Plan; and

4. to transact all such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on the 19th day of March, 2001 as the record date for the determination of shareholders who are entitled to notice of and to vote at the annual and special meeting and any of its adjournments or postponements. The share transfer books will not be closed.

If you are unable to attend the meeting in person, please complete, date and sign the enclosed form of proxy and mail it promptly in the enclosed postage-paid envelope.

By order of the Board of Directors





/s/ Esther S. Ondrack
----------------------------------
Esther S. Ondrack
Senior Vice President and Secretary

April 4, 2001

[LOGO]  CHIEFTAIN
        INTERNATIONAL, INC.



                              INFORMATION CIRCULAR

SOLICITATION OF PROXIES

This Information Circular and the accompanying Notice of Meeting and form of proxy are being mailed to shareholders on or about April 4, 2001 in connection with the solicitation of proxies by the Board of Directors of Chieftain International, Inc. (hereinafter called the "Company") to be voted at the annual and special meeting of shareholders (the "meeting") to be held at 10:30 a.m., Edmonton time, in the Marlboro Room of The Westin Hotel, 10135 - 100 Street, Edmonton, Alberta, Canada on Thursday, May 17, 2001 and any of its adjournments or postponements. The Board of Directors has fixed the close of business on March 19, 2001 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting and any of its adjournments or postponements.

The solicitation will be primarily by mail and electronic means and the cost will be borne by the Company. In addition, the Company will reimburse banks, brokerage houses and other custodians, nominees or fiduciaries for reasonable expenses incurred by them in forwarding proxy material to their principals to obtain authorization for the execution of proxies.

All shares represented by proxy will be voted, provided that instruments of proxy are received by CIBC Mellon Trust Company, registrar and transfer agent, at its office at 600, 333 - 7th Avenue S.W., Calgary, Alberta, T2P 2Z1, Canada, or by the Company at its principal office at 1201 TD Tower, 10088 - 102 Avenue, Edmonton, Alberta, T5J 2Z1, Canada, no later than 10:30 a.m., May 16, 2001.

The Company's accounts are maintained, and all dollar amounts herein are stated, in United States dollars. The average rates of exchange for Canadian dollars per US$1.00 during 1999, 2000 and during the period January 1 to February 28, 2001, were $1.4860, $1.4853 and $1.5120, respectively. The rates on December 31, 1999, December 31, 2000 and February 28, 2001 were $1.4433, $1.5002 and $1.5316, respectively.

APPOINTMENT AND REVOCATION OF PROXIES

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY ARE DIRECTORS AND OFFICERS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM OR HER AT THE MEETING AND HE OR SHE MAY EXERCISE THIS RIGHT BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

The instrument appointing a proxy shall be in writing and signed by the shareholder or the shareholder's attorney authorized in writing. If the shareholder is a corporation, the document must carry the signature of a duly authorized officer or attorney thereof.

A registered shareholder who has deposited a proxy has the power to revoke it. A proxy may be revoked by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the head office of the Company, as shown above, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such meeting on the day of the meeting or adjournment thereof, and upon either of such deposits the proxy is revoked. In addition, a proxy may be revoked in any other manner permitted by law.

EXERCISE OF DISCRETION BY PROXY

The person named in the enclosed proxy will vote the shares in respect of which he or she is appointed in accordance with the direction of the shareholder appointing him or her. IN THE ABSENCE OF SPECIFIC DIRECTION, SUCH SHARES WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS AND THE APPOINTMENT OF THE AUDITORS NAMED IN THIS INFORMATION CIRCULAR AND IN FAVOR OF THE RESOLUTION TO AMEND THE SHAREHOLDER RIGHTS PLAN. If any amendments or variations in the matters identified in the notice of meeting or if any other matters properly come before the meeting or any adjournment or adjournments thereof, the proxy confers discretionary authority upon the shareholder's nominee to vote on such amendments or variations or such other matters in accordance with his or her best judgment. At the date of the notice of meeting, the Board of Directors knows of no such amendment or variation or other matter to come before the meeting.

VOTING SHARES

The registered holders of the outstanding common shares of the Company of record at the close of business on March 19, 2001 are entitled to notice of and to vote at the meeting. The number of common shares outstanding on December 31, 2000 was 16,100,827 and on February 15, 2001 was 16,061,577. Each common share entitles the registered holder thereof to one vote, which may be given in person or by proxy. Approval of each matter to come before the meeting requires an affirmative vote by the holders of a majority of the shares voted at the meeting, whether in person or by proxy. The quorum for the meeting is two persons present and holding or representing by proxy at least one-third of the issued shares of the Company for the time being having voting rights.

SHARE OWNERSHIP

The following table describes, to the knowledge of the Company, shareholders owning beneficially, as at February 15, 2001, more than five percent of the outstanding common shares of the Company.

                                                               Amount and Nature of
Name and Address                                              Beneficial Ownership of
of Beneficial Owner                                               Common Shares                Percent of Class
-------------------                                           -----------------------          ----------------
Oppenheimer Funds, Inc.
Two World Trade Center, 34th Floor                                1,562,600 (1)                        9.7%
New York, New York  10048-0203

Berger Small Cap Value Fund
210 University Blvd., Suite 900                                   1,550,000 (2)                        9.6%
Denver, Colorado  80206

T. Rowe Price Associates, Inc.
100 East Pratt Street                                             1,471,700 (3)                        9.2%
Baltimore, Maryland  21202

Dent (D.F.) & Company
2 East Read, Latrobe Bldg., 6th Floor                               933,338 (4)                        5.8%
Baltimore, Maryland  21202

Scudder Kemper Investments, Inc.
345 Park Avenue                                                     842,100 (5)                        5.2%
New York, New York  10154

(1) The information is based on filings of Oppenheimer Funds, Inc. ("OFI") and Oppenheimer Main Street Growth & Income Fund ("OMSGIF") of 6803 S. Tucson Way, Englewood, CO. 80112, with the Securities and Exchange Commission ("SEC") on Schedule 13-G according to which OFI has shared dispositive power with respect to 1,562,600 shares and OMSGIF has sole voting power and shared dispositive power with respect to 1,455,100 shares. OFI disclaims beneficial ownership pursuant to Rule 13d-4 of the Exchange Act of 1934.

(2) The information is based on filings with the SEC on Schedule 13-G and results of the Company's inquiries according to which the Berger Small Cap Value Fund has shared voting and shared dispositive power with respect to 1,550,000 common shares and Perkins Wolf, McDonnell & Company of 53 W. Jackson Blvd., Suite 722, Chicago, IL. 60604 , a subinvestment advisor of Berger, has sole voting and dispositive power with respect to 73,800 shares, and shared voting and dispositive power with respect to 1,633,500 shares.

 (3) The information is based on filings with the SEC on Schedule 13-G and results of the Company's inquiries according to which T. Rowe Price Associates has sole voting power with respect to 384,500 shares and sole dispositive power with respect to 1,471,700 shares.

(4) The information is based on filings with the SEC on Schedule 13-G according to which the beneficial owner has sole voting and dispositive power with respect to 933,338 shares.

(5) The information is based on filings with the SEC on Schedule 13-G and results of the Company's inquiries according to which Scudder Kemper Investments, Inc. has sole voting power with respect to 564,100 shares, shared voting power with respect to 20,200 shares and sole dispositive power with respect to 842,100 shares.

The table below indicates the number of the Company's common shares and the number of Chieftain International Funding Corp. $1.8125 Convertible Redeemable Preferred Shares (the "preferred shares") owned by (i) the directors (including those nominated for election); (ii) the Named Executive Officers as defined on page 6; and (iii) all directors and officers as a group. The common shares shown as issuable upon exercise of options are issuable within 60 days. Each preferred share is convertible into 1.25 common shares of the Company.

                                                        SHARES BENEFICIALLY OWNED AS AT FEBRUARY 15, 2001
                                          --------------------------------------------------------------------------------
                                          Common Shares   Percent of Class (1)    Preferred Shares    Percent of Class (1)
                                          -------------   --------------------    ----------------    --------------------
Stephen C. Hurley                         107,992 (2)               -                    -                     -
Hugh J. Kelly                              42,666 (3)               -                 10,000                   -
John E. Maybin                             42,666 (4)               -                    -                     -
Stanley A. Milner                         702,959 (5)              4.3                39,000                  1.4
David E. Mitchell                          51,666 (3)               -                    -                     -
Louis G. Munin                             45,666 (3)               -                  2,000                   -
Esther S. Ondrack                         117,964 (6)               -                    -                     -
Stuart T. Peeler                           28,467 (7)               -                 27,500                   -
Ronald J. Stefure                          31,545 (8)               -                    -                     -
S. Jay Milner                              75,770 (9)                                    -                     -
All directors and officers as a group   1,247,638 (10)             7.5                78,500                  2.9

(1)  Percentages of less than one are omitted.

(2)  Includes 103,333 shares issuable upon exercise of options.

(3)  Includes 41,666 shares issuable upon exercise of options.

(4)  Includes 41,166 shares issuable upon exercise of options.


(5) Includes 153,332 shares issuable upon exercise of options. In addition an associate of S. A. Milner owns 3,000 shares.

(6)  Includes 95,000 shares issuable upon exercise of options.

(7)  Includes 23,467 shares issuable upon exercise of options.

(8)  Includes 30,000 shares issuable upon exercise of options.

(9) Includes 35,000 shares issuable upon exercise of options and 2,200 shares held in trust.

(10) Includes 606,296 shares issuable upon exercise of options.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). The SEC has designated specific due dates for such reports and the Company must identify in this Proxy Statement those persons who did not timely file such reports. Based solely upon a review of Forms 3, 4 and 5, the amendments thereto, and certain written representations furnished to the Company pursuant to Rule 16a-e(3) of the Exchange Act, the Company believes that, during the fiscal year ended December 31, 2000, its directors and officers complied with all applicable filing requirements. The Company does not know of any person who beneficially owns more than 10% of its common shares.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held four regularly scheduled and two additional meetings during the year ended December 31, 2000. With the exception of one director's unavoidable absence from one meeting, each member of the Board of Directors, including those nominated for re-election, attended all of the meetings of the Board of Directors and all of the meetings of the committees on which the member served during 2000. The Company has standing Audit, Compensation, Nominating and Corporate Governance, Pension and Reserve Committees of the Board of Directors. The members of the committees are appointed by the full board upon recommendation of the Nominating and Corporate Governance Committee. ALL OF THE MEMBERS OF ALL OF THE COMMITTEES ARE INDEPENDENT UNRELATED DIRECTORS. Mr. Mitchell serves as non-executive Chairman of the Board.

AUDIT COMMITTEE

The Audit Committee, which during 2000 consisted of L.G. Munin as Chairman and J.E. Maybin, D.E. Mitchell and S.T. Peeler, held seven meetings during 2000. The report of the Audit Committee is on page 10 of this Information Circular and the Audit Committee Mandate/Charter and Terms of Reference, as approved by the Committee and the Board of Directors on March 14, 2000, is attached to this Information Circular as Appendix A.

COMPENSATION COMMITTEE

The Compensation Committee is comprised of S.T. Peeler as Chairman and H.J. Kelly, J.E. Maybin and D.E. Mitchell. The primary function of the Compensation Committee is to assist the Board of Directors in carrying out its responsibilities by reviewing compensation matters and making recommendations to the Board. This Committee considers and provides recommendations to the Board on directors' compensation, appointment and remuneration of officers and grants of share options. It also reviews compensation and benefits policies, plans and budgets; salaries of certain non-officer employees; results-based compensation and succession planning. The Compensation Committee met twice in 2000.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is comprised of J.E. Maybin as Chairman and D.E. Mitchell, L.G. Munin and S.T. Peeler. This Committee assists the Board by reviewing corporate governance and Board nomination matters and making recommendations to the Board as appropriate. The Committee met once during 2000 to consider the size and composition of the Board of Directors, nominees for the election of directors at the 2001 annual meeting and corporate governance practices.

PENSION COMMITTEE

The Pension Committee is comprised of H.J. Kelly as Chairman and J.E. Maybin, D.E. Mitchell and S.T. Peeler. This Committee reviews generally and makes recommendations to the Board of Directors with regard to the Company's retirement plans and related agreements, the appointment and performance of retirement fund investment managers, and compliance with the plans' statements of investment policies. This Committee met twice during 2000.

RESERVE COMMITTEE

The Reserve Committee is comprised of D.E. Mitchell as Chairman, and H.J. Kelly, J.E. Maybin and S.T. Peeler. The Committee acts in an advisory capacity to the Board. Its primary function is to review the Company's externally disclosed oil and natural gas reserve estimates. The Committee reviews the reports of the independent engineers charged with evaluating the Company's reserves and also reviews the selection and qualifications of the independent engineers, the scope of their work and the evaluation procedures used. The Committee met once during 2000.

ELECTION OF DIRECTORS

The Articles of the Company provide that directors are elected and retire in rotation. Directors are elected to hold office until the close of the third ensuing annual meeting. At each annual meeting approximately one-third of the board is elected. Effective upon the termination of the forthcoming annual and special meeting, the terms of Stanley A. Milner and David E. Mitchell will expire. It is proposed that two directors be elected for the ensuing three years. The Board of Directors will place before the annual and special meeting as nominees Stanley A. Milner and David E. Mitchell and PROXIES GIVEN PURSUANT TO THIS SOLICITATION BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE ELECTION OF SAID NOMINEES UNLESS INDICATED OTHERWISE. While the Board of Directors knows of no reason why the said nominees will be unable or unwilling to serve as directors, if for any reason they shall be unable or unwilling to serve, it is intended that proxies given pursuant to this solicitation by the Board of Directors will be voted for substitute nominees selected by the Board of Directors.

Information is given below with respect to the nominees and the directors whose terms of office as directors will continue after the meeting.

NAME, AGE, RESIDENCE AND PRINCIPAL OCCUPATION FOR PAST 5 YEARS     SERVED AS DIRECTOR SINCE       TERM EXPIRES
--------------------------------------------------------------     ------------------------       ------------

STEPHEN C. HURLEY, 51.  Dallas, Texas
Senior Vice President and Chief Operating Officer of the                    1997                        2003
Company (1)

HUGH J. KELLY, 75.  Mandeville, Louisiana
Corporate Director and Consultant (2)                                       1989                        2002

JOHN E. MAYBIN, 76.  Calgary, Alberta
Corporate Director                                                          1991                        2003

STANLEY A. MILNER, A.O.E., LL.D., 72.  Edmonton, Alberta
President and Chief Executive Officer of the Company (3)                    1988                        2004  (4)

DAVID E. MITCHELL, O.C., 74.  Calgary, Alberta
Chairman Emeritus of Alberta Energy Company Ltd.                            1989                        2004  (4)

LOUIS G. MUNIN, 67.  Dallas, Texas
Corporate Director and Financial Consultant (5)                             1989                        2002

ESTHER S. ONDRACK, 60.  Spruce Grove, Alberta
Senior Vice President and Secretary of the Company                          1988                        2003

STUART T. PEELER, 71.  Tucson, Arizona
Corporate Director and Petroleum Industry Consultant                        1989                        2002

(1) S. C. Hurley joined the Company as Senior Vice President and Chief Operating Officer in September, 1995. From 1991 to 1995 he was Vice President, Exploration of Murphy Exploration and Production Company.

(2)  H. J. Kelly is a director of Gulf Island Fabrication Inc.

(3)  S. A. Milner is Chairman of the Board of Alberta Energy Company Ltd.

(4)  Date when proposed term of office will expire.

(5)  L. G. Munin is a director of Lafarge Canada Inc.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation paid, during each of the Company's three most recently completed fiscal years, to the Chief Executive Officer and the Company's next four most highly compensated executive officers (collectively "Named Executive Officers").

                                               SUMMARY COMPENSATION TABLE (US$)
--------------------------------------------------------------------------------------------------------------------------------
                                                    Annual Compensation            Long - Term Compensation
                                              ---------------------------------  ------------------------------
                                                                                        Awards         Payouts
                                                                                 --------------------- --------
                                                                                 Securities Restricted
                                                                                   Under      Shares
             Name and                                                 Other       Options       or
             Principal                                                Annual      and SARs  Restricted   LTIP     All Other
             Position                Year     Salary      Bonus    Compensation   Granted   Share Units Payouts Compensation (1)
                                                ($)        ($)         ($)          (#)         ($)      ($)         ($)
------------------------             ----     -------     -------  ------------  ---------- ----------- ------- ----------------
Stanley A. Milner                    2000     382,952     450,000      (2)         15,000        -        -        106,509
President and                        1999     365,803     375,000      (2)         45,000        -        -         95,073
Chief Executive Officer              1998     355,000     100,000      (2)          5,000        -        -         88,561

Stephen C. Hurley                    2000     304,854     350,000      (2)         15,000        -        -         73,725
Senior Vice President and            1999     293,124     275,000      (2)          5,000        -        -         67,765
Chief Operating Officer              1998     283,875      70,000      (2)         30,000        -        -         64,085

Esther S. Ondrack                    2000     139,413      50,000      (2)         15,000        -        -         46,024
Senior Vice President                1999     133,166      66,000      (2)         32,500        -        -         42,233
and Secretary                        1998     129,231      19,500      (2)          5,000        -        -         40,142

Ronald J. Stefure                    2000     103,340      31,000      (2)          5,000        -        -         33,521
Vice President                       1999      98,708      43,000      (2)         15,000        -        -         62,034
and Controller                       1998      95,790      14,500      (2)              -        -        -         25,364

S. Jay Milner                        2000     103,340      31,000      (2)          5,000        -        -         31,009
Vice President, Drilling and         1999      98,714      28,000      (2)         15,000        -        -         28,810
Production                           1998      95,790      11,500      (2)              -        -        -         25,024

(1) The amounts in this column represent Company contributions to the defined contribution retirement plans, the savings plan and the life insurance plan in which plans the Named Executive Officers participate on the same basis as all other employees. Such amounts do not include directors fees paid to each of S.A. Milner, S. C. Hurley and E. S. Ondrack ($25,000 in 1998, 1999 and 2000).

(2) The value of perquisites and benefits for each of the Named Executive Officers is not greater than the lesser of C$50,000 and 10% of total annual salary and bonus.

The following table sets forth information regarding grants of share options to the Named Executive Officers during the financial year ended December 31, 2000.

                                              OPTION GRANTS DURING 2000
-----------------------------------------------------------------------------------------------------------------
                    Number of Shares   % of Total Options   Exercise       Grant Date
Name                   Under Options      Granted in 2000   Price (1)    Present Value (2)        Expiration Date
                          Granted
-----------------   ----------------   ------------------   ---------    -----------------        ---------------
Stanley A. Milner       15,000                  6.4          $20.25        $ 170,550               June 12, 2010
Stephen C. Hurley       15,000                  6.4           20.25          170,550               June 12, 2010
Esther S. Ondrack       15,000                  6.4           20.25          170,550               June 12, 2010
Ronald J. Stefure        5,000                  2.1           20.25           56,850               June 12, 2010
S. Jay Milner            5,000                  2.1           20.25           56,850               June 12, 2010

(1) Not less than closing market value of shares underlying options on trading day prior to date of grant.

(2) The grant date present values were calculated using the Black-Scholes option pricing model using an expected volatility of 29%, a risk free rate of 6.48%, no dividend yields and ten year option lives, all on a weighted average basis.

The options are exercisable as to one-third of the granted amount on and after each of the first three anniversaries of the date of grant. Exercisability of options accelerates in certain events, including death, disability, retirement and a change in control of the Company. The exercisability of options is contingent upon continued service except that options exercisable on the date of termination of employment may be exercised thereafter under certain conditions.

Options exercised by Named Executive Officers in 2000 are shown in the following table. The table shows the value, on December 31, 2000, of the unexercised options held by the Named Executive Officers.

                             SHARE OPTION EXERCISES IN 2000 AND YEAR-END 2000 SHARE OPTION VALUES
--------------------------------------------------------------------------------------------------------------------------------
                                                                Unexercised Options held on    Value of Unexercised in-the-Money
                              Securities     Aggregate Value         December 31, 2000          Options on December 31, 2000
                               Acquired                         -----------------------------  ---------------------------------
           Name              on Exercise       Realized ($)      Exercisable    Unexercisable   Exercisable    Unexercisable
--------------------         -----------     ---------------    -------------   -------------  ------------    -------------
  Stanley A. Milner               -                 -              138,333         46,667      $1,619,749         $548,751
  Stephen C. Hurley             20,000           $241,700          101,667         28,333       1,040,574          252,376
  Esther S. Ondrack               -                 -              84,167          38,333         938,325          431,075
  Ronald J. Stefure               -                 -              30,000          15,000         340,350          129,950
  S. Jay Milner                   -                 -              30,000          15,000         364,400          178,050

CHANGE IN CONTROL AGREEMENTS

The Company has agreements with certain employees, including the Named Executive Officers, requiring that if, under certain circumstances, following a change in control of the Company, employment is terminated, the employee will receive a severance payment. The amount of such payment in the case of the Chief Operating Officer is equal to three times, and in all other cases is equal to two times, the employee's average annual base salary during the previous three years plus certain benefits for a three year period in the case of the Chief Operating Officer, and in all other cases, for a two year period, following termination of employment.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors is responsible for reviewing compensation policies and practices of the Company, both generally and in specific relation to the appointment and compensation of the officers and certain members of senior management, as described under "Committees and Meetings of the Board of Directors".

Compensation of the Company's employees, including officers and senior management, is comprised of salary, performance bonuses, various benefit plans, including a retirement plan and a savings plan and share options. Compensation plans are designed to provide competitive levels of compensation which will attract and retain competent, motivated personnel who will perform to their potential to increase the value of the Company for the benefit of the shareholders.

Salaries are reviewed annually in relation to the achievement of both corporate and individual performance objectives and with a view to achieving and maintaining external competitiveness and internal equity. Grants are made under the Share Option Plan in the discretion of the Board of Directors on the advice of the Compensation Committee and vary as to timing and amount with the responsibilities and performance of the individual. The compensation of the President and Chief Executive Officer of the Company, Mr. Stanley A. Milner, is comprised of the same components and is determined in the same manner as that of the other executive officers.

Submitted on behalf of the Compensation Committee:   Stuart T. Peeler, Chairman         Hugh J. Kelly
                                                     John E. Maybin                     David E. Mitchell

The Board of Directors has accepted all recommendations of the Compensation Committee.

PERFORMANCE GRAPHS (1)

The graphs which follow assume that C$100 was invested (A) on April 30, 1989, when the Company ("CII") commenced operations, in the Company's common shares and in the Toronto Stock Exchange (TSE) Oil and Gas Producers Index; and (B) on December 31, 1994 in the Company's common shares, the TSE Oil and Gas Producers Index and the TSE 300 Composite Index.

            (A) CUMULATIVE VALUE OF C$100 INVESTED ON APRIL 30, 1989


                              [PERFORMANCE GRAPH]


          Apr. 30  Dec. 31  Dec. 31   Dec. 31  Dec. 31  Dec. 31  Dec. 31  Dec. 31   Dec. 31   Dec. 31  Dec. 31  Dec. 31  Dec. 31
           1989     1989      1990     1991     1992     1993     1994      1995      1996     1997    1998      1999     2000
          -------  -------  -------   -------  -------  -------  -------  -------   -------   -------  -------  -------  -------


  CII C$    100      144      137       101     137      135       91      149       224       189     143      155      258
TSE O&GP    100      113      102        87      93      129      117      136       187       167     117      143      219


           (B) CUMULATIVE VALUE OF C$100 INVESTED ON DECEMBER 31, 1995


                              [PERFORMANCE GRAPH]

          Dec. 31, 1995  Dec. 31, 1996   Dec. 31, 1997  Dec. 31, 1998   Dec. 31, 1999   Dec. 31, 2000
          -------------  -------------   -------------  -------------   -------------   -------------
  CII C$      100             150            126              96             104            173
TSE O&GP      100             138            123              86             105            161
 TSE 300      100             128            148             145             191            205

(1) Reinvestment of dividends is assumed in all cases. The graphs were plotted using the data shown below each graph.

The following graphs assume that US$100 was invested (C) on April 30, 1989, when the Company ("CII") commenced operations, in the Company's common shares and in the American Stock Exchange ("AMEX") Natural Resources Index and (D) on December 31, 1995 in the Company's common shares, the AMEX Natural Resources Index and the AMEX Total Return Index. The AMEX Natural Resources Index was reconfigured effective December 31, 1995.

            (C) CUMULATIVE VALUE OF US$100 INVESTED ON APRIL 30, 1989


                              [PERFORMANCE GRAPH]



                  Apr. 30  Dec. 31  Dec. 31  Dec. 31  Dec. 31  Dec. 31   Dec. 31  Dec. 31  Dec. 31  Dec. 31  Dec. 31 Dec. 31 Dec. 31
                   1989     1989     1990     1991     1992      1993    1994     1995     1996     1997     1998     1999    2000
                  -------  -------  -------  -------  -------  -------   -------  -------  -------  -------  ------- ------- -------
CII U.S.$           100     150      140      105      129      122       75      131      193      157      106     128      205
AMEX Nat. Res.      100     115       96       84       73       91       90      100      123      132       86     116      163


          (D) CUMULATIVE VALUE OF US$100 INVESTED ON DECEMBER 31, 1995


                              [PERFORMANCE GRAPH]




                     Dec. 31, 1995   Dec. 31, 1996  Dec. 31, 1997    Dec. 31, 1998     Dec. 31, 1999   Dec. 31, 2000
                     -------------   -------------  -------------    -------------     -------------   -------------
CII U.S.$                 100             146            120               81                 97             156
AMEX Nat. Res.            100             123            132               86                116             163
Market Total Return       100             102            127              136                179             168

COMPENSATION OF DIRECTORS

With effect from January 1, 1998, each director receives an annual retainer of $25,000, which is paid in quarterly installments. Each independent non-executive director is also paid at the rate of $1,000 for each board meeting and committee meeting attended. In addition, the Chairman of the Board and the chairman of each committee receives a chairman's retainer in the amount of $4,000 per year, paid in quarterly installments. In 2000, Mr. J. E. Maybin also received $1,800 for his services as a consultant to the Company. The aggregate remuneration paid to the directors in 2000 was $321,800. Directors receive no compensation for the time required to prepare for or travel to or from board or committee meetings. The Company reimburses reasonable out-of-pocket expenses incurred by directors. During 2000, each of the directors was granted an option on 5,000 common shares. The directors' consulting agreement provides that upon retirement, in consideration of continued availability for consultation by the Company, a director will receive an annual retirement benefit. In the case of a non-independent director, the maximum benefit is equal to the annual retainer fee, currently $25,000, and in the case of an independent director, the maximum benefit is equal to such director's average annual compensation as a director of the Company during the 36 months prior to retirement. The benefit is adjusted for length of service and reaches the maximum after 10 years of service. In addition, directors' change in control agreements with the Company provide that if a director ceases to be a director within the 3-year period following a change in control, the director will receive a payment, based on such director's remuneration as a director of the Company in the 12-month period prior to the change in control, for the balance of the term of the most recently elected director, being a maximum of three years.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of four of the Company's directors who are each independent as required by Section 121(A) of the American Stock Exchange listing standards. The Audit Committee assists the Board of Directors by providing corporate oversight in the areas of financial reporting, internal control and the audit process. The written Charter/Mandate of the Audit Committee is attached as Appendix A to this Information Circular.

Management has the primary responsibility for the financial statements and financial reporting including systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including, as part of that review, a discussion of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received the written disclosures from PricewaterhouseCoopers LLP required by Independent Standards Board No. 1 (Independence Discussion with Audit Committees) and discussed with the independent auditors the auditors' independence from management and the Company.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

AUDIT FEES. Fees of PricewaterhouseCoopers LLP for the fiscal year 2000 audit and the review of interim financial statements included in the Company's Form 10-Q reports were $73,816.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.
PricewaterhouseCoopers LLP did not render to the Company any services related to financial information systems design and implementation in the year ended December 31, 2000.

ALL OTHER FEES. Aggregate fees for all other services rendered by PricewaterhouseCoopers LLP for the year ended December 31, 2000 amount to $23,968. The Committee has considered whether these services are compatible with maintaining the auditors independence and has determined that such services have not adversely affected the independence of PricewaterhouseCoopers LLP.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report to Shareholders and in the Company's Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended that the shareholders approve the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

Submitted on behalf of the Audit Committee:

Louis G. Munin, Chairman            John E. Maybin, Member
David E. Mitchell, Member           Stuart T. Peeler, Member

PROPOSAL TO AMEND THE SHAREHOLDER RIGHTS PLAN

PROPOSAL

On February 23, 1994 (the "Effective Date"), the Board of Directors adopted a Shareholder Rights Plan Agreement (the "Rights Plan") which is appended to this Information Circular as Appendix B. The Rights Plan was approved by the shareholders of the Company on May 26, 1994 and reconfirmed on May 19, 1999. Pursuant to the Rights Plan, one right (a "Right") was issued with respect to each Common Share outstanding on the Effective Date and one Right is issued with respect to each Common Share issued thereafter until the Expiration Date (as defined below). In addition, one convertible right (a "Convertible Right") was issued with respect to each Convertible Preferred Share (as defined in the Rights Plan) outstanding on the Effective Date.

The Board of Directors of the Company has authorized CIBC World Markets to examine strategic alternatives to enhance shareholder value, including a possible merger or sale of the Company. To provide additional flexibility, the Board of Directors of the Company considers it appropriate and in the best interests of the Company and its shareholders that the Rights Plan be amended. The shareholders of the Company will be asked at the annual and special meeting to approve the following amendments to the Rights Plan.

The text of the resolution to be submitted to the shareholders is as follows:

RESOLVED that the Shareholder Rights Plan Agreement dated as of February 23, 1994, as amended (the "Rights Plan") between the Company and CIBC Mellon Trust Company (then The R-M Trust Company) be amended as follows:

1.       A new Section 6.1(g) will be added and will read as follows:

6.1(g) At any time prior to such time as a Person becomes an Acquiring Person, the Board of Directors may waive, in whole or in part, the application of Section 3.1 in respect of the occurrence of any transaction in or pursuant to which such Person may become an Acquiring Person.

2.       A new Section 6.1(h) will be added and will read as follows:

6.1(h) At any time prior to the earlier of such time as a Person becomes an Acquiring Person and the Termination Date, the Board of Directors may elect to redeem all the outstanding Rights and Convertible Rights at the Redemption Price.

3. The reference in Subsection 6.1(d) to "Subsection 6.1(c)" will be amended to be a reference to "Subsection 6.1(c) or Subsection 6.1(h)" and the reference in Subsection 6.1(e) to "or elects under Subsection 6.1(c), to redeem the Rights and Convertible Rights" will be amended to be a reference to "or elects under Subsection 6.1(c) or 6.1(h) to redeem the Rights and Convertible Rights".

Capitalized terms used below but not defined below have the meanings ascribed to them in the Rights Plan.

GENERAL

The following is a summary description of the terms of the Rights Plan, which is qualified in its entirety by the full text of the Rights Plan, a copy of which is attached as Appendix B.

The Rights and Convertible Rights entitle the holders to purchase one Common Share at a price of $80 per share (the "Exercise Price") after the Separation Time (as defined below). Until the earlier to occur of the close of business on the (i) eighth Trading Day after the first date of public announcement by the Company that a Person has become an Acquiring Person (as defined below) and (ii) the eighth Trading Day (or such earlier or later time as may be determined by the Board of Directors) following the date of the commencement of a tender or exchange offer for outstanding Common Shares which, if consummated, could result in such Person making the offer becoming the beneficial owner of 20% or more in the aggregate of the outstanding Common Shares (the earlier of such dates being called the "Separation Time"), the Rights and Convertible Rights will be evidenced by the Common Share certificates and the Convertible Preferred Share certificates, respectively, and not by separate Rights Certificates (as defined below).

SEPARATION TIME; TRANSFER OF COMMON SHARES

The Rights Plan provides that, until the Separation Time, the Rights and Convertible Rights will not be exercisable and will be transferred with and only with the associated Common Shares and Convertible Preferred Shares, respectively, and will automatically be transferred with such certificates. Promptly following the Separation Time, separate certificates evidencing the Rights or Convertible Rights, as the case may be, ("Rights Certificates") will be mailed to holders of record of the Common Shares and Convertible Preferred Shares as of the Separation Time, and thereafter such separate Rights Certificates alone will evidence the Rights and Convertible Rights.

The Exercise Price and the number of Rights and Convertible Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Share dividend on, or a subdivision or a combination into a smaller number of shares of, Common Shares, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Shares.

The Rights and Convertible Rights will expire on February 23, 2004 (the "Expiration Date") unless prior thereto the Rights and Convertible Rights are redeemed by the Company as described below.

Until a Right or a Convertible Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

ACQUIRING PERSON

An "Acquiring Person" is any Person who is the Beneficial Owner of 25% or more of the outstanding Common Shares of any class of the Company or any other shares in the capital of the Company that entitle the holder thereof to vote generally in the election of all directors (the "Voting Shares"), but does not include the Company or any subsidiary of the Company. An Acquiring Person does not include a Person who becomes the Beneficial Owner of 25% or more of the outstanding Voting Shares of any class as a result of a Permitted Bid (as defined below).

PERMITTED BID

A "Permitted Bid" is a Take-over Bid which also complies with the following additional provisions: (1) the Take-over Bid must be made for all outstanding Voting Shares of a particular class and to all holders of Voting Shares of that particular class; (2) the Person making the Take-over Bid must not Beneficially Own more than 10% of the outstanding Voting Shares; (3) no shares shall be taken up and paid for by the Person making the Take-over Bid at any time prior to the close of business on a date which is not less than 75 days following the date of the Take-over Bid and only if at such date more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid; and (4) the Take-over Bid contains a provision that on the date on which Voting Shares that are the subject of the Take-over Bid may be taken up and paid for more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered, the Person making the Take-over Bid will make a public announcement of the fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 15 days from the date of such public announcement.

FLIP-IN EVENT

In the event that prior to the Expiration Date there occurs a transaction pursuant to which a Person becomes an Acquiring Person (a "Flip-in Event"), each Right and Convertible Right (other than Rights and Convertible Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights and Convertible Rights shall become immediately null and void and shall not have the benefit of the Flip-in provision) shall constitute the right to purchase from the Company, upon exercise thereof, for the Exercise Price, in accordance with the terms of the Rights Plan that number of Common Shares which at the time of the transaction would have a market value of twice the Exercise Price.

REDEMPTION AND EXCHANGE OF RIGHTS

The Board of Directors may waive the application of the provision concerning adjustment to the Exercise Price in the event of a Flip-in Event if the Board of Directors has determined within eight Trading Days following the public announcement of the existence of an Acquiring Person that a person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person.

In the event that prior to the occurrence of a transaction pursuant to which a Person becomes an Acquiring Person, a person acquires, pursuant to a Permitted Bid, not less than 90% of the outstanding Common Shares other than the Common Shares beneficially owned at the date of the Permitted Bid (as defined below) by such Person, the Board of Directors shall be deemed to have elected to redeem the Rights and Convertible Rights at a price of $0.0001 per Right (the "Redemption Price").

Where a Take-over Bid that is not a Permitted Bid is withdrawn or terminated after the Separation Time and prior to the occurrence of a Flip-in Event, the Board may elect to redeem all outstanding Rights at the Redemption Price.

AMENDMENT TO TERMS OF THE RIGHTS

The Company may, with the prior consent of the holders of Voting Shares, which consent will be deemed to have been given if an action requiring approval is authorized by the affirmative vote of a majority of the votes cast by shareholders present or represented at and entitled to vote at a meeting of the holders of Voting Shares, at any time prior to the Separation Time, amend, vary or rescind any provisions of the Rights Plan and the Rights and Convertible Rights.

The Company may, with the prior consent of holders of Rights at any time after the eighth Trading Day following the announcement of a Person becoming an Acquiring Person, amend, vary or rescind any of the provisions of the Rights Plan and the Rights. Such consent shall be deemed to have been given if such action is authorized by the affirmative vote of the holders of Rights present or represented at and entitled to vote at a meeting of the holders and representing 50% plus one of the votes cast in respect thereof.

PURPOSE OF PROPOSED AMENDMENTS

As set forth above, the Board of Directors has authorized CIBC World Markets to examine strategic alternatives to enhance shareholder value including a possible merger or sale of the Company. To provide the Board of Directors with additional flexibility in considering possible transactions, the Board of Directors has proposed the amendments to the Rights Plan.

Under the Rights Plan as currently in effect, a Person may not acquire or make a take-over bid to acquire more than 25% of the outstanding Common Shares of the Company without a Flip-in Event occurring unless the take-over bid qualifies as a Permitted Bid. Among other requirements, a Permitted Bid must remain open for the requisite number of days provided for in the Rights Plan.

In the course of considering possible transactions as part of its examination of strategic alternatives, the Board of Directors may determine that a transaction that does not satisfy the requirements of a Permitted Bid is appropriate to recommend to shareholders. For example, it is possible that the Board of Directors may consider a tender offer to be advantageous to both the Company and the shareholders notwithstanding that it is open for a shorter period of time than that required under the definition of Permitted Bid. In this respect, it should be noted that under applicable U.S. Federal law a tender offer is only required to remain open for a period of 20 business days. As of March 31, 2001, a tender offer is only required to remain open for a period of 35 calendar days in Canada except in Quebec where it is required to remain open for 21 calendar days.

EFFECT OF THE PROPOSAL

Pursuant to Section 3.1 of the Rights Plan as currently in effect, at the close of business on the eighth Trading Day after the public announcement by the Company of the existence of an Acquiring Person, each Right and Convertible Right will constitute the right to purchase from the Company, that number of Common Shares having an aggregate Market Price equal to twice the Exercise Price for an amount in cash equal to the Exercise Price. When a Person becomes an Acquiring Person, the Rights and Convertible Rights attached to the shares that are beneficially owned by that Person and certain related parties will become automatically null and void and such Acquiring Person risks substantial dilution to his shareholding. As described above, the definition of Acquiring Person excludes any Person who becomes the Beneficial Owner of 25% or more of the outstanding common shares as a result of a Permitted Bid and therefore, a Person who acquires 25% or more of the Common Shares of the Company pursuant to a Permitted Bid will not trigger the provisions of Section 3.1 or risk dilution of its shareholdings. Currently the Rights Plan provides for the waiver of the application of Section 3.1 only when a Person has become an Acquiring Person through inadvertence. To increase flexibility for the Board of Directors in their consideration of possible transactions, the proposed amendment to the Rights Plan provides the Board with the power to waive the provisions of Section 3.1 in the event that a transaction it proposes to recommend to shareholders does not fit within the requirements of a Permitted Bid.

Currently the Rights Plan provides for the redemption of Rights and Convertible Rights in only limited circumstances. It is customary for shareholder rights plans to provide for the ability of the Board to redeem the Rights at their option prior to certain triggering events. In order to provide the Board additional flexibility in considering possible transactions, the Board believes that it is in the best interests of the Company and shareholders to provide for the right of redemption of the Rights and Convertible Rights prior to the earlier time of a Person becoming an Acquiring Person and the Expiration Date.

The proposed amendments to Subsections 6.1(d) and (e) are simply technical changes to provide for the application of the redemption procedures which are currently in the Rights Plan to the proposed right of redemption in 6.1(h).

REQUIRED VOTE

The affirmative vote of a majority of the votes cast by those present or represented at and entitled to vote at the annual and special meeting is required to approve the proposed amendment to the Rights Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE PROPOSED AMENDMENTS.

APPOINTMENT OF AUDITORS

As set forth in the notice, action will be taken at the meeting to provide for the appointment of auditors until the close of the next annual meeting. THE PROXIES HEREBY SOLICITED WILL BE EXERCISED IN FAVOR OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP which firm and its predecessor, Price Waterhouse, have been the Company's auditors since the Company's inception. A representative or representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.

OTHER MATTERS

To the knowledge of the Directors and management of the Company, there is no business to be presented for action by the shareholders at the meeting to which this Information Circular relates other than that mentioned herein or in the Notice of Meeting.

The date by which shareholder proposals must be received by the Company for inclusion in the information circular and proxy form relating to the 2002 annual meeting is December 1, 2001.

ADDITIONAL INFORMATION

Shareholders may obtain copies of the Company's latest Annual Information Form and any documents incorporated therein by reference; the Company's latest Annual Report on Form 10-K and any documents incorporated therein by reference; the Company's audited Consolidated Financial Statements for the year ended December 31, 2000 and any interim financial statements issued subsequent thereto, and this Information Circular from the Secretary of the Company at 1201 TD Tower, 10088 - 102 Avenue, Edmonton, Alberta, T5J 2Z1, Canada.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.




/s/ S.A. Milner
-------------------------------------
S.A. Milner, A.O.E., LL.D.
President and Chief Executive Officer
and Chief Financial Officer
Edmonton, Alberta
April 4, 2001

APPENDIX A TO INFORMATION CIRCULAR DATED APRIL 4, 2001

                          CHIEFTAIN INTERNATIONAL, INC.

             AUDIT COMMITTEE MANDATE /CHARTER AND TERMS OF REFERENCE

MANDATE

The primary function of the Audit Committee (the Committee) is to assist the Board of Directors in providing corporate oversight in the areas of financial reporting, internal control and the audit process.

Descriptions of the Committee's objectives, organization, duties and procedures are summarized in this Audit Committee Mandate/Charter and Terms of Reference which shall be reviewed by the Committee and approved by the Board of Directors on an annual basis.

AUTHORITY

The Audit Committee is an advisory committee of the Board of Directors and Committee members serve at the pleasure and direction of the Board of Directors. Committee members and the Committee Chairperson shall be appointed by the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee. Each member of the Committee shall continue to be a member thereof until a successor is appointed or until such time as the member resigns or is removed by the Board.

MEMBERSHIP

The Committee shall consist of not less than three directors. All members of the Committee shall be independent directors who are free of any relationship that would interfere with the exercise of impartial judgment in carrying out their responsibilities. All members shall be financially literate, and at least one member shall have an accounting or related financial background. At least half of the membership shall be resident Canadians. The Committee shall appoint a Secretary, who need not be a member of the Committee.

RESPONSIBILITIES RELATING TO FINANCIAL STATEMENTS

The Committee is responsible for reviewing the Company's annual financial statements and recommending the approval of such statements to the Board of Directors. The Committee is also responsible for reviewing interim unaudited financial statements prior to their release to the public.

In fulfilling its duties relating to the Company's annual financial statements, the Committee is expected to review and discuss with management and the independent external auditors (the "auditors");

o the Company's financial statements and related footnotes along with explanations for significant variations between reporting periods,

o the appropriateness of accounting principles followed and the effect and reasons for any changes in accounting principles,

o significant accounting and reporting issues addressed and how they were resolved,

o the impact of any new or proposed accounting principle or practice and the accounting treatment of any new or unusual transaction,

o the existence of significant estimates and judgments underlying the financial statements and the rationale behind these estimates.

o the status of any taxation, legal or regulatory matter which may have a material impact, o significant risks or exposures that face the Company and steps that have been taken to minimize any negative impact and comply with any related disclosure that is required, and

o the information included in the "management discussion and analysis" section of reports or elsewhere in documents containing financial statements to determine that this material is consistent with the related financial statement presentation.

The Committee's discussion with the auditors shall include the matters which auditors are required to discuss with the Committee in accordance with the current auditing standards.

Based on its findings in performing its review of the Company's annual financial statements, the Committee will make a recommendation to the Board of Directors regarding the inclusion of the audited financial statements in the Company's various annual reports.

The auditors shall perform reviews of the Company's quarterly financial statements and the Committee is expected to review the quarterly financial statements and Form 10-Q reports with management and the auditors prior to the filing of the Form 10-Q reports with the Securities and Exchange Commission ("SEC").

RESPONSIBILITIES RELATING TO INTERNAL CONTROL

The Committee is responsible for assisting the Board of Directors in the assessment of the Company's system of internal control. The objective of this assessment is to provide reasonable assurance that the Company's internal controls are effective 1) in preventing fraud and financial statement misstatement, and 2) in maintaining compliance with applicable laws, regulations and company policies.

In discharging its responsibility in this area, the Committee should review with both management and the external auditor their separate evaluations of the Company's system of internal control. They should also enquire into any material internal control deviations or weaknesses discovered and the related actions taken to correct such problems.

RESPONSIBILITIES RELATING TO THE AUDIT PROCESS

With respect to the Company's external audit process, the Committee is responsible for providing an open avenue of communication between the auditors and the Board of Directors. The auditors are ultimately accountable to the Audit Committee and the Board of Directors.

The Committee should review:

o management's selection of auditors and recommend the annual appointment of the Company's auditors to the Board of Directors,

o the terms of the auditors' engagement and approve audit fees paid to the auditors,

o a formal written statement obtained annually from the auditors delineating all relationships between the auditors and the Company to confirm the independence of the auditors,

o    and pre-approve non-audit services provided by the auditors,

o    the proposed audit plan and scope,

o the impact and disposition of any audit adjustments proposed by the auditors,

o any problems experienced by the auditors in performing the audit, including whether significant time pressures were encountered in completing the work and any restrictions imposed by management or significant accounting issues on which there was a disagreement with management,

o the auditors' judgments about the overall quality of the Company's financial reporting and accounting principles,

o recommendations made by the auditors and the related responses and follow-up by management, and

o    any internal audit activities and findings.

MEETINGS

The Committee shall meet at least quarterly. Committee meetings may be called by the Committee Chairperson, any member of the Committee, the Chief Executive Officer, the Chief Financial Officer or the auditors.

Notice of the time and place of every meeting shall be given in writing or by facsimile communication to each member of the Committee at least 48 hours prior to the time fixed for such meeting. A member may waive notice of a meeting and attendance of a member at a meeting shall constitute waiver of notice. The auditors and all Directors shall receive notice of all meetings of the Committee and shall be entitled to attend any meeting. Only Committee members may vote.

A written agenda and related background material shall be prepared and distributed to each member prior to every meeting. The Committee shall have the authority to obtain all relevant information in order to carry out its responsibilities and may invite other resource persons to any meeting.

Committee meetings may be held by means of the telephone. Three members of the Committee, present in person or by telephone, shall constitute a quorum. If the Chairperson is not present at any meeting of the Committee, an acting chairperson for the meeting shall be chosen by the Committee from among the members present.

The auditors, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer and the Chief Accounting Officer are expected to be available to attend Committee meetings or portions thereof upon invitation of the Committee. The Committee shall have the right to determine who shall and who shall not be present at any time during a meeting of the Committee. The Committee shall meet with the auditors, management, and the Board of Directors in separate sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

REPORTING

Minutes of the Committee meetings shall be prepared and sent to all Committee members and other directors and the auditors after each meeting. The Committee shall report periodically to the Board of Directors to communicate Committee activity and to offer such recommendations as the Committee may deem appropriate.

The annual Information Circular/Proxy Statement shall state whether the Committee has adopted a written charter and, if so, include, as an appendix, a copy at least every three years. The annual Information Circular/Proxy Statement shall also include a report with the information required by regulation, followed by the names of the Committee members.

APPROVAL

The foregoing Mandate/Charter and Terms of Reference was approved by the Board of Directors on March 14, 2001.

APPENDIX B TO INFORMATION CIRCULAR DATED APRIL 4, 2001

                        SHAREHOLDER RIGHTS PLAN AGREEMENT

                                   DATED AS OF

                                FEBRUARY 23, 1994

                                     BETWEEN

                          CHIEFTAIN INTERNATIONAL, INC.

                                       AND

                              THE R-M TRUST COMPANY

                                 AS RIGHTS AGENT

                                   AS AMENDED

                        SHAREHOLDER RIGHTS PLAN AGREEMENT

                                TABLE OF CONTENTS

ARTICLE 1 - INTERPRETATION............................................................................21
1.1  Certain Definitions..............................................................................21
1.2  Currency.........................................................................................30
1.3  Headings.........................................................................................30
1.4  Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares........30
1.5  Acting Jointly or in Concert.....................................................................31
1.6  Generally Accepted Accounting Principles.........................................................31
1.7  Alberta Energy Company Ltd.......................................................................31
1.8  Grandfathered Permitted Bidder...................................................................32

ARTICLE 2 - THE RIGHTS................................................................................32
2.1  Legend on Common Share Certificates..............................................................32
2.2  Initial Exercise Price, Exercise of Rights-, Detachment of Rights................................32
2.3  Adjustments to Exercise Price; Number of Rights..................................................34
2.4  Date on Which Exercise Is Effective..............................................................38
2.5  Execution, Authentication, Delivery and Dating of Rights Certificates............................38
2.6  Registration Transfer and Exchange...............................................................38
2.7  Mutilated, Destroyed, Lost and Stolen Rights Certificates........................................39
2.8  Persons Deemed Owners of Rights..................................................................39
2.9  Delivery and Cancellation of Certificates........................................................39
2.10  Agreement of Rights Holders.....................................................................40
2.11  Rights Certificate Holder Not Deemed a Shareholder..............................................40

ARTICLE 3 - ADJUSTMENTS TO THE RIGHTS.................................................................41
3.1  Flip-in Event....................................................................................41

ARTICLE 4 - THE RIGHTS AGENT..........................................................................42
4.1  General..........................................................................................42
4.2  Merger, Amalgamation or Consolidation or Change of Name of Rights Agent..........................42
4.3  Duties of Rights Agent...........................................................................43
4.4  Change of Rights Agent...........................................................................44

ARTICLE 5 - CONVERTIBLE RIGHTS........................................................................44
5.1  Convertible Preferred Share Certificates.........................................................44
5.2  Conversion of Convertible Rights.................................................................44
5.3  Persons Deemed Owners............................................................................45
5.4  Agreement of Convertible Rights Holders..........................................................45

ARTICLE 6 - MISCELLANEOUS.............................................................................45
6.1  Redemption and Waiver............................................................................45
6.2  Expiration.......................................................................................46
6.3  Issuance of New Rights Certificates..............................................................46
6.4  Supplements and Amendments.......................................................................46
6.5  Fractional Rights and Fractional Shares..........................................................48
6.6  Rights of Action.................................................................................48
6.7  Regulatory Approvals.............................................................................48
6.8  Declaration as to Non-Canadian Holders...........................................................48

6.9  Notices..........................................................................................48
6.10  Costs of Enforcement............................................................................49
6.11  Successors......................................................................................49
6.12  Benefits of this Agreement......................................................................49
6.13  Governing Law...................................................................................50
6.14  Severability....................................................................................50
6.15  Effective Date..................................................................................50
6.16  Reconfirmation..................................................................................50
6.17  Determinations and Actions by the Board of Directors............................................50
6.18  Time of the Essence.............................................................................50
6.19  Execution in Counterparts.......................................................................50

ATTACHMENT 1..........................................................................................52

                        SHAREHOLDER RIGHTS PLAN AGREEMENT

          MEMORANDUM OF AGREEMENT, dated as of February 23, 1994 between Chieftain International Inc. (the "Corporation"), a corporation incorporated under the Business Corporations Act (Alberta), and The R-M Trust Company, a trust company incorporated under the laws of Canada (the "Rights Agent");

          WHEREAS in order to implement the adoption of a shareholder rights plan as established by this Agreement, the Board of Directors of the Corporation has:

     (a) authorized the issuance, effective at 12:01 am. (Edmonton time) on the Effective Date (as hereinafter defined), of one Right (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at 12:01 a.m. (Edmonton time) on the Effective Date (the "Record Time");

     (b) authorized the issuance, effective at 12:01 am. (Edmonton time) on the Effective Date, of one Convertible Right (as hereinafter defined), in respect of each Convertible Preferred Share (as hereinafter defined) outstanding at the Record Time;

     (c) authorized the issuance of one Right in respect of each Common Share of the Corporation issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined); and

     (d) authorized the issuance of Rights to holders of Convertible Rights upon the terms and subject to the conditions set forth herein;

          AND WHEREAS each Right entities the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

          AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

          AND WHEREAS the Board of Directors of the Corporation proposes that this Agreement be in place for a period of ten years, subject to the Agreement being reconfirmed by shareholders of the Corporation after a period of five years;

          NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth herein, and subject to such covenants and agreements, the parties hereby agree as follows:

                            ARTICLE 1-INTERPRETATION

1.1       CERTAIN DEFINITIONS

          For purposes of this Agreement the following terms have the meanings indicated:

     (a) "ACQUIRING PERSON" shall mean any Person who is the Beneficial Owner of 25% or more of the outstanding Voting Shares of any class; provided, however, that the term "Acquiring Person" shall not include:

          (i)  the Corporation or any Subsidiary of the Corporation;

          (ii) any Person who becomes the Beneficial Owner of 25% or more of the outstanding Voting Shares of any class as a result of one or any combination of (A) an acquisition or redemption by the Corporation of Voting Shares of any class which, by reducing the number of Voting Shares of that particular class outstanding, increases the proportionate number of Voting Shares of that particular class Beneficially Owned by such Person to 25% or more of the Voting Shares of that particular class then outstanding,
               (B) Permitted Bid Acquisitions, or (C)

               Pro Rata Acquisitions; provided, however, that if a Person becomes the Beneficial owner of 25% or more of the outstanding Voting Shares of any class by reason of one or any combination of the operation of Paragraphs (A) or (B) or (C) above and such Person thereafter increases its Beneficial Ownership of such Voting Shares by more than 1% of the number of such Voting Shares outstanding as at the time of acquisition, other than pursuant to Permitted Bid Acquisitions or Pro Rata Acquisitions or as a result of an acquisition or redemption within Paragraph (A) above, then as of the date such Person becomes the Beneficial Owner of such additional Voting Shares of that particular class, such Person shall become an "Acquiring Person";

         (iii) for a period of ten days after the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 25% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Clause 1.1(f)(E) solely because such Person or the Beneficial Owner of such Voting Shares makes or proposes to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, "Disqualification Date" means the first date of public announcement of facts indicating that any Person has made or proposed to make, either alone or by acting jointly or in concert with any other Person, a Take-over Bid.

          (iv) an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 25% or more of the Voting Shares in connection with a bona fide distribution to the public of securities; or

          (v) a Person who is the Beneficial Owner of more than 25% of the outstanding Voting Shares of the Corporation determined as at the Record Time, (a "Grandfathered Acquiring Person") provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Acquiring Person in the event that such Grandfathered Acquiring Person shall, after the Record Time, become the Beneficial Owner of any additional Voting Shares of the Corporation that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding as at the time of acquisition, other than through a Permitted Bid Acquisition or a Pro Rata Acquisition or as a result of an acquisition or redemption within Paragraph 1.1(a)(ii)(A) above;

     (b) "AFFILIATE" a corporation shall be deemed to be an Affiliate of another corporation if one of them is the Subsidiary of the other or if both are Subsidiaries of the same corporation or if each of them is directly or indirectly controlled by the same Person;

     (c) "AGREEMENT" shall mean this shareholder rights plan agreement dated as of February 23, 1994 between the Corporation and the Rights Agent, as amended or supplemented from time to time; "hereof', "herein", "hereto" and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement;

     (d) "ANNUAL CASH DIVIDEND" shall mean cash dividends paid in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

          (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

          (ii) 300% of the arithmetic mean of the aggregate amounts of the annual cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

         (iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year;

     (e) "ASSOCIATE" means, when used to indicate a relationship with a specified Person:

          (i) a corporation (1) of which that Person owns at law or in equity shares or securities currently convertible into shares carrying more than 10% of the voting rights exercisable with respect to the election of directors under all circumstances or by reason of the occurrence of an event that has occurred and is continuing, or a currently exercisable option or right to purchase such shares or such convertible securities and (2) with whom that Person is acting jointly or in concert (other than by virtue of inclusion of the word "associate" in Section 131.1 of the Securities Act (Alberta) as it exists on the date hereof;

          (ii) a partner of that Person;

          (iii) a trust or estate in which that Person has a beneficial interest and with whom that Person is acting jointly or in concert (other than by virtue of inclusion of the word "associate" in Section
               131.1 of the Securities Act (Alberta) as it exists on the date hereof) or in which that Person has a 50% or greater beneficial interest or in respect of which he serves as a trustee or in a similar capacity; provided, however, that a Person shall not be an Associate of a trust by reason only of the fact that such Person serves as trustee or in a similar capacity in relation to such trust if such Person is duly licensed to carry on the business of a trust company under applicable law or if the ordinary business of such Person includes the management of investment funds for unaffiliated investors and such Person acts as trustee or in a similar capacity in relation to such trust in the ordinary course of such business;

          (iv) a spouse of that Person or any Person with whom that Person is living in a conjugal relationship outside marriage or a child of that Person; and

          (v) a relative of a Person mentioned in Clause 1.1(e)(iv) if that relative has the same residence as that Person;

     (f) A Person shall be deemed the "BENEFICIAL OWNER" of, and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY OWN",

          (i) any securities as to which such Person or any of such Person's Affiliates is the direct or indirect owner at law or in equity and for the purpose of this Subclause (i) a Person shall be deemed to be the Beneficial Owner of all securities (1) owned by a partnership of which the Person is a partner, (2) owned by a trust in which that Person has a beneficial interest and which is acting jointly or in concert with that Person (other than by virtue of the definition of associate contained in the Securities Act (Alberta)) or of which the Person has a 50% or greater beneficial interest, (3) owned jointly or in common with others and (4) any securities which are directly or indirectly owned at law or in equity by an Associate of such Person;

          (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has, directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or after the lapse or passage of time and whether or not on condition or the happening of any contingency or otherwise) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a bona fide public offering of securities and other than pledges of securities in the ordinary course of business that meet all the conditions specified in Rule 13d-3(d)(3) under the U.S. Exchange Act other than the conditions relating to the legislative provisions specified in Rule 13d-l(b)(1)(ii) whether they require registration or otherwise define legal obligations or terms), or upon the exercise of any conversion right, exchange right share purchase right (other than the Rights), warrant or option, or otherwise, or (2) the right to vote such securities (whether such right is exercisable immediately or after the lapse or passage of time and whether or not on condition or the happening of any contingency or otherwise), pursuant to any agreement, arrangement, pledge (other than pledges of securities in the ordinary course of business that meet all conditions specified in Rule 13d-3(d)(3) under the U.S. Exchange Act other than the conditions relating to the legislative provisions specified in Rule 13d-l(b)(1)(ii) whether they require registration or otherwise define legal obligations or terms) or understanding (whether or not in writing) or otherwise; and

          (iii) any securities which are Beneficially owned within the meaning of Clauses 1.1(f)(i) or (ii) by any other Person with which such Person or any of such Person's Affiliates has any agreement, arrangement or understanding, other than a pledge, whether or not in writing (other than customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a bona fide public offering of securities) with respect to or for the purpose of acquiring, holding, voting or disposing of any Voting Shares of any class of the Corporation;

          provided, however, that a Person shall not be deemed the "BENEFICIAL OWNER" of, or to have "BENEFICIAL OWNERSHIP" of, or to "BENEFICIALLY OWN", any security:

               (A) solely because such security has been deposited or tendered pursuant to any Take-over Bid made by such Person, made by any of such Person's Affiliates or Associates or made by any other Person referred to in Clause 1.1 (f)(iii), until such deposited or tendered security has been taken up or paid for,

               (B) solely because such Person, any of such Person's Affiliates or Associates or any other Person referred to in Clause 1.1(f)(iii), has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy solicitation;

               (C) solely because such Person, any of such Person's Affiliates or Associates or any other Person referred to in Clause 1.1(f)(iii), has or shares the power to vote or direct the voting of such security in connection with or in order to participate in a public proxy solicitation made or to be made;

               (D) solely because such Person, any of such Person's Affiliates or Associates or any other Person referred to in Clause 1.1(f)(iii), has an agreement, arrangement or understanding with respect to a shareholder proposal or a matter or matters to come before a meeting of shareholders, including the election of directors;

               (E) solely because such Person, any of such Person's Affiliates or Associates or any other Person referred to in Clause 1.1(f)(iii), holds or exercises voting or dispositive power over such security provided that (1) the ordinary business of any such Person (the "Investment Manager") includes the management of investment funds for others and such voting or dispositive power over such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager's duties for the account of any other Person (a "Client"); (2) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or for other accounts and holds such voting or dispositive power over such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person (each an "Estate Account") or for such other accounts (each an "Other Account"); and (3) the Investment Manager or the Trust Company, as the case may be, does not make or propose to make a Take-over Bid alone or by acting jointly or in concert with any other Person;

               (F) solely because such Person is a Client of the same Investment Manager as another Person on whose account the Investment Manager holds or exercises voting or dispositive power over such security, or solely because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds or exercises voting or dispositive power over such security; or

               (G) solely because such Person, any of such Person's Affiliates or Associates or any other Person referred to in Clause 1.1(f)(iii) would be the Beneficial Owner as defined in Clauses 1.1(f)(i) to (iii) of such security provided that such Person is:

                    (i)  a Crown agent or agency; or

                    (ii) the administrator or the trustee of one or more pension funds or plans registered under the laws of Canada or any Province thereof,

                    and such securities are held solely for the purposes of its activity as a Person described in (i) or (ii) above, provided that such Person (1)(A) is precluded by its governing legislation from owning more than 30% of the shares of any company including the Corporation or (B) where not so precluded, is generally so precluded and in such event does not own more than 30% of the shares of the Corporation; (2) holds its Common Shares or Voting Shares for investment purposes; and (3) is not acting jointly or in concert with any other Person. For greater certainty, and without limitation to the generality of Clause 6.14, if for any reason the existence of this Clause 1.1(f)(G) is judicially determined to affect the validity or enforceability of this Agreement, it is the expressed desire of the parties to this Agreement that this Clause 1.1(f)(G) be severed from the balance of this Agreement and that in such circumstances the provisions of Subsection 6.1(a) shall apply mutatis mutandis and the reference therein to 14 days shall be read to be 60 days or such later date as the Board of Directors may determine.

     (g) "BOARD OF DIRECTORS" shall mean the board of directors of the Corporation or any duly constituted and empowered committee thereof;

     (h) "BUSINESS CORPORATIONS ACT (ALBERTA)" shall mean the Business Corporations Act, S.A. 1981, c. B-15, as amended, and the regulations made thereunder, and any comparable or successor laws or regulations thereto;

     (i) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the City of Edmonton are authorized or obligated by law to close;

     (j) "CANADIAN DOLLAR EQUIVALENT" of any amount which is expressed in United States Dollars means, on any date, the Canadian dollar equivalent of such amount determined by multiplying such amount by the U.S. - Canadian Exchange Rate in effect on such date;

     (k) "CANADIAN - U.S. EXCHANGE RATE" means, on any date, the inverse of the U.S. - Canadian Exchange Rate in effect on such date;

     (l) "CLOSE OF BUSINESS" on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal transfer office in Calgary of the transfer agent for the Common Shares of the Corporation (or, after the Separation Time, the principal transfer office in Calgary of the Rights Agent) is closed to the public;

     (m) "COMMON SHARES" shall mean the Common Shares in the capital of the Corporation;

     (n)  "COMPETING PERMITTED BID" means a Take-over Bid that:

          (i) is made after a Permitted Bid has been made and prior to the expiry of the Permitted Bid;

          (ii) satisfies all components of the definition of a Permitted Bid other than the requirements set out in Clause (iii) of the definition of a Permitted Bid; and

         (iii) contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares of the particular class that is subject to the Take-over Bid will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on a date that is no earlier than the date on which Voting Shares may be taken up under the Permitted Bid that preceded the Competing Permitted Bid and only if at the date that the Voting Shares are to be taken up more than 50% of the Voting shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Competing Permitted Bid and not withdrawn;

     (o) "CONTROLLED" A corporation shall be deemed to be "controlled" by another Person or two or more Persons if:

          (i) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or Persons; and

          (ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation,

          and "control", "controls" and "controlling" shall be interpreted accordingly;

     (p) "CO-RIGHTS AGENTS" shall have the meaning ascribed thereto in Subsection 4.1(a);

     (q) "CONVERTIBLE PREFERRED SHARES" means the $1.8125 Convertible Redeemable Preferred Shares of Chieftain International Funding Corp.;

     (r) "CONVERTIBLE RIGHT", if applicable, means a right to receive a Right, upon the terms and subject to the conditions set forth in this Agreement;

     (s) "DISPOSITION DATE" shall have the meaning ascribed thereto in Subsection 6.1(a);

     (t) "DIVIDEND REINVESTMENT ACQUISITION" shall mean an acquisition of Voting Shares of any class pursuant to a Dividend Reinvestment Plan;

     (u) "DIVIDEND REINVESTMENT PLAN" means a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to holders of its securities where such plan permits the holder to direct that some or all of:

          (i) dividends paid in respect of shares of any class of the Corporation;

          (ii) proceeds of redemption of shares of the Corporation;

          (iii) interest paid on evidences of indebtedness of the Corporation;
               or

          (iv) optional cash payments;

          be applied to the purchase from the Corporation of Common Shares;

     (v) "ELECTION TO EXERCISE" shall have the meaning ascribed thereto in Clause 2.2(d)(ii);

     (w)  "EFFECTIVE DATE" means February 23, 1994;

     (x) "EXERCISE PRICE" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, until adjustment thereof in accordance with the terms hereof, shall be $80;

     (y) "EXPANSION FACTOR" shall have the meaning ascribed thereto in Clause 2.3(a)(x);

     (z) "EXPIRATION TIME" shall mean the close of business on that date which is the earlier of the date of termination of the meeting called to consider the reconfirmation of this Agreement and the date of termination of the 1999 annual meeting of holders of Voting Shares or, if this Agreement is reconfirmed at such meeting, the close of business on the tenth anniversary of the Effective Date;

     (aa) "FIDUCIARY" shall mean a trust company registered under the trust company legislation of Canada or any province thereof or a portfolio manager registered under the securities legislation of one or more provinces of Canada;

     (ab) "FLIP-IN EVENT" shall mean a transaction in or pursuant to which any Person becomes an Acquiring Person;

     (ac) "HOLDER" shall have the meaning ascribed thereto in Section 2.8;

     (ad) "INDEPENDENT SHAREHOLDERS" shall mean holders of Voting Shares, other than:

          (i)  any Acquiring Person;

          (ii) any Offeror,

          (iii) any Affiliate or Associate of any Acquiring Person or Offeror;

          (iv) any Person acting jointly or in concert with any Acquiring Person or Offeror, or with any Affiliate or Associate of any Acquiring Person or Offeror; and

          (v) any employee benefit plan, deferred profit sharing plan stock appreciation plan or trust for the benefit of employees of the Corporation or any of its Affiliates but excluding in any event a plan or trust in respect of which the employees direct the manner in which the Voting Shares are to be voted and direct whether the Voting Shares be tendered to a Take-over Bid;

     (ae) "MARKET PRICE" per share of any securities on any date of determination shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per share of any securities on any date shall be:

          (i) the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the principal Canadian stock exchange (as determined by the Board of Directors) on which such securities are listed or admitted to trading;

          (ii) if for any reason none of such prices is available on such day or the securities are not listed or posted for trading on a Canadian stock exchange, the last sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the principal national United States securities exchange (as determined by the Board of Directors) on which such securities are listed or admitted to trading;

          (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange or a national United States securities exchange, the last sale price or, in case no sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use (as determined by the Board of Directors); or

          (iv) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange or a national United States securities exchange or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

               provided, however, that if for any reason none of such prices is available on such day, the closing price per share of such securities on such date means the fair value per share of such securities on such date as determined by the Board of Directors, after consultation with a nationally recognized investment dealer or investment banker with respect to the fair value per share of such securities. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

     (af) "1934 EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced;

     (ag) "NOMINEE" shall have the meaning ascribed thereto in Subsection
          2.2(c);

     (ah) "OFFER TO ACQUIRE" shall include:

          (i) an offer to purchase or a solicitation of an offer to sell Voting Shares of any class or classes; and

          (ii) an acceptance of an offer to sell Voting Shares of any class or classes, whether or not such offer to sell has been solicited;

          or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

     (ai) "OFFEROR" shall mean a Person who has announced an intention to make or who has made a Take-over Bid;

     (aj) "OFFEROR'S SECURITIES" means Voting Shares Beneficially Owned by an Offeror on the date of the Offer to Acquire;

     (ak) "PERMITTED BID" means a Take-over Bid made by an Offeror by way of Take-over Bid circular which also complies with the following additional provisions:

          (i) the Take-over Bid is made for all outstanding Voting Shares of a particular class and to all holders of Voting Shares of that particular class wherever resident as registered on the books of the Corporation, other than the Offeror;

          (ii) the Person making the Take-over Bid does not Beneficially Own more than 10% of the outstanding Voting Shares and said Person does not become the Beneficial Owner of any Additional Voting Shares prior to the close of business on the expiry of the Permitted Bid;

          (iii)the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that Voting Shares may be deposited pursuant to the Take-over Bid, unless the Take-over Bid is withdrawn, and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn and that no shares shall be taken up and paid for by the Offeror at any time prior to the close of business on a date which is not less than 75 days following the date of the Take-over Bid and only if at such date more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn; and

          (iv) the Take-over Bid contains an irrevocable and unqualified provision that in the event that on the date on which Voting Shares of the particular class that is the subject of the Take-over Bid may be taken up and paid for more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 15 days from the date of such public announcement.

     (al) "PERMITTED BID ACQUISITION" shall mean an acquisition of Voting Shares of any class made pursuant to a Permitted Bid or a Competing Permitted Bid;

     (am) "PERSON" shall include an individual, body corporate, partnership, syndicate or other form of unincorporated association, a government and its agencies or instrumentalities, any entity whether or not having legal personality and any of the foregoing acting in any derivative, representative or fiduciary capacity;

     (an) "PRO RATA ACQUISITION" means an acquisition by a Person of Beneficial Ownership of Voting Shares pursuant to:

          (i)   a Dividend Reinvestment Acquisition;

          (ii) a stock dividend, stock split or other event in respect of securities of the Corporation of one or more particular classes or series pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of securities of the particular class, classes or series;

          (iii) the acquisition or exercise by the Person of only those rights to purchase Voting Shares distributed to that Person in the course of a distribution to all holders of securities of the Corporation of one or more particular classes or series pursuant to a bona fide rights offering or pursuant to a prospectus; or

          (iv) a distribution to the public of Voting Shares, or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities), made pursuant to a prospectus or a distribution by way of a private placement provided that the Person does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for Voting Shares so offered than the Person's percentage of Voting Shares Beneficially Owned immediately prior to such acquisition;

     (ao) "RECORD TIME" has the meaning set forth in the first whereas clause;

     (ap) "RIGHT" means a right to purchase a Common Share of the Corporation, upon the terms and subject to the conditions set forth in this Agreement;

     (aq) "RIGHTS CERTIFICATE" means the certificates representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Attachment 1;

     (ar) "RIGHTS REGISTER" shall have the meaning ascribed thereto in Subsection 2.6(a);

     (as) "SECURITIES ACT (ALBERTA)" shall mean the Securities Act, S.A. 1991, c.S-6.1, as amended, and the regulations thereunder, and any comparable or successor laws or regulations thereto;

     (at) "SEPARATION TIME" shall mean the close of business on the eighth Trading Day after the earlier of:

          (i)  the Stock Acquisition Date; and

          (ii) the date of the commencement of, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid), or such earlier or later time as may be determined by the Board of Directors, provided that, if any Take-over Bid referred to in this Clause
               (ii) expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this definition, never to have been made;

     (au) "STOCK ACQUISITION DATE" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 141 of the Securities Act (Alberta) or Section 13(d) of the 1934 Exchange Act) by the Corporation or an Acquiring Person that an Acquiring Person has become such;

     (av) "SUBSIDIARY" a corporation shall be deemed to be a Subsidiary of another corporation if:

          (i)  it is controlled by:

               (A)  that other; or

               (B) that other and one or more corporations each of which is controlled by that other; or

               (C) two or more corporations each of which is controlled by that other, or

          (ii) it is a Subsidiary of a corporation that is that other's Subsidiary;

     (aw) "TAKE-OVER BID" shall mean an Offer to Acquire Voting Shares of any class, or securities convertible into Voting Shares of any class by means of a take-over bid circular or by any other means, other than an Offer to Acquire such Voting Shares or convertible securities by means of ordinary market transactions through the facilities of a stock exchange or an organized over-the-counter market if, assuming that the Voting Shares or convertible securities subject to the Offer to Acquire are acquired at the date of such Offer to Acquire by the Person making such Offer to Acquire, such Voting Shares (including Voting Shares that may be acquired upon conversion of securities convertible into Voting Shares) together with the Offeror's Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares of that particular class at the date of the Offer to Acquire;

     (ax) "TRADING DAY", when used with respect to any securities, shall mean a day on which the principal Canadian stock exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange, a Business Day;

     (ay) "U.S.-CANADIAN EXCHANGE RATE" means, on any date:

          (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

          (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith;

     (az) "U.S. DOLLAR EQUIVALENT" of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by multiplying such amount by the Canadian-U.S. Exchange Rate in effect on such date; and

     (ba) "VOTING SHARES" shall mean the Common Shares of the Corporation and any other shares in the capital of the Corporation entitled to vote generally in the election of all directors.

1.2       CURRENCY

          All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3       HEADINGS

          The division of this Agreement into Articles, Sections, Subsections, Clauses, Paragraphs, Subparagraphs or other portions hereof and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4 CALCULATION OF NUMBER AND PERCENTAGE OF BENEFICIAL OWNERSHIP OF OUTSTANDING VOTING SHARES

          For purposes of this Agreement the percentage of Voting Shares of any class Beneficially Owned by any Person shall be and be deemed to be the product (expressed as a percentage) determined by the formula:

          100 x A/B

where:

          A = the number of votes for the election of all directors generally attaching to the Voting Shares of the particular class Beneficially Owned by such Person; and

          B = the number of votes for the election of all directors generally attaching to all outstanding Voting Shares of the particular class.

Where any Person is deemed to Beneficially Own unissued Voting Shares of a particular class, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares of the particular class Beneficially Owned by such Person.

1.5       ACTING JOINTLY OR IN CONCERT

          For purposes of this Agreement, whether Persons are acting jointly or in concert is a question of fact in each circumstance; however, a Person (other than an associate as defined in the Securities Act (Alberta) or in this Agreement) shall be deemed to be acting jointly or in concert with another Person if such Person would be deemed to be acting jointly or in concert with such other Person for purposes of Section 131.1 of the Securities Act (Alberta) as it exists on the date hereof. Notwithstanding the foregoing and for greater certainty, the phrase, "acting jointly or in concert", wherever used in this Agreement, shall not include conduct:

          (i)  unrelated to Voting Shares of the Corporation; or

          (ii) consisting solely of:

               (A) voting or directing the vote of securities of the Corporation pursuant to a revocable proxy given in response to a public proxy solicitation;

               (B) voting or directing the vote of securities of the Corporation in connection with or in order to participate in a public proxy solicitation made or to be made; or

               (C) having an agreement, arrangement or understanding with respect to a shareholder proposal or a matter or matters to come before a meeting of shareholders, including the election of directors.

1.6       GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

          Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

1.7       ALBERTA ENERGY COMPANY LTD.

          For the purposes of determining whether a Person is entitled to make a Permitted Bid, a Person shall not be restricted from making a Permitted Bid hereunder if that Person is Alberta Energy Company Ltd. ("AEC"), notwithstanding its Beneficial Ownership, directly and indirectly, of approximately 22% of the outstanding Voting Shares of the Corporation as at the Record Time; provided, however, that this exception shall not be, and shall cease to be, applicable to AEC in the event that (i) it shall, after the Record Time, become the Beneficial Owner of Voting Shares in excess of 24.99% other than through Permitted Bid Acquisitions, Pro-Rata Acquisitions or otherwise in accordance with Clause 1.1(a)(ii); or (ii) there shall be a change in control of AEC; or (iii) AEC shall reduce its approximately 22% Beneficial Ownership of the outstanding Voting Shares in a single transaction or a series of transactions over a period of time to less than 10% (which transaction or transactions shall not, for the purposes of this Agreement, constitute a Flip-in Event). For purposes hereof, a "change of control" of AEC shall mean any change in the holding, direct or indirect of voting shares of AEC that occurs pursuant to a single transaction or a series of transactions over a period of time, as a result of which a Person or a group of Persons, or Persons acting in concert, or Persons associated or affiliated with such Person or group are in a position to exercise effective control of AEC; and for such purpose a Person or group of Persons who have Beneficial Ownership (as defined in Clause I.I(f) herein, mutatis mutandis, in relation to securities of AEC) of voting shares and/or other securities in excess of the number which, directly or following conversion thereof, would entitle the holders thereof to cast more than 20% of the votes outstanding on all shares of AEC which may be cast to elect directors of AEC, shall be deemed to be in a position to exercise effective control of AEC.

1.8       GRANDFATHERED PERMITTED BIDDER

          For the purposes of determining whether a Person (other than AEC) is entitled to make a Permitted Bid, a person shall not be restricted from making a permitted bid hereunder if such Person (a "Grandfathered Permitted Bidder") is the Beneficial Owner of more than 10% of the outstanding Voting Shares of the Corporation determined as at the Record Time; provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Permitted Bidder in the event that such a Grandfathered Permitted Bidder shall, after the Record Time, become the Beneficial Owner of any additional Voting Shares other than through Permitted Bid Acquisitions, Pro-Rata Acquisitions or otherwise in accordance with Clause 1.1(a)(ii).

                             ARTICLE 2 - THE RIGHTS

2.1       LEGEND ON COMMON SHARE CERTIFICATES

          Certificates representing Common Shares which are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time, shall also evidence one Right for each Common Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

          Until the Separation Time (defined in the Shareholder Rights Agreement referred to below), this certificate also evidences rights of the holder described in a Shareholder Rights Plan Agreement dated February 23, 1994 (the "Shareholder Rights Agreement"), between Chieftain International, Inc. (the "Corporation") and The R-M Trust Company, as Rights Agent, as supplemented and amended, the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances set out in the Shareholder Rights Agreement the Rights may expire, may become null and void or may be evidenced by separate certificates and no longer evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Shareholder Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor.

          Certificates representing Common Shares that are issued and outstanding at the Record Time shall also evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the foregoing legend, until the close of business on the earlier of the Separation Time and the Expiration Time.

2.2       INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS

     (a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price (and the Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

     (b)  Until the Separation Time,

          (i) the Rights shall not be exercisable and no Right may be exercised; and

          (ii) each Right will be evidenced by the certificate for the associated Common Share of the Corporation registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share of the Corporation.

     (c)  From and after the Separation Time and prior to the Expiration Time:

          (i)  the Rights shall be exercisable; and

          (ii) the registration and transfer of Rights shall be separate from and independent of Common Shares of the Corporation.

          Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a "Nominee")), and to each holder of Convertible Preferred Shares (other than an Acquiring Person or the Nominee of an Acquiring Person) at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

          (x) a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

          (y)  a disclosure statement describing the Rights;

          provided that a Nominee shall be sent the materials provided for in
          (x) and (y) in respect of all Common Shares of the Corporation or the Convertible Preferred Shares held of record by it which are not Beneficially Owned by an Acquiring Person.

     (d) Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent:

          (i)  the Rights Certificate evidencing such Rights;

          (ii) an election to exercise such Rights (an "Election to Exercise") substantially in the form attached to the Rights Certificate appropriately completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

          (iii) payment by certified cheque, banker's draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

     (e) Upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Clause 2.2(d)(ii), which does not indicate that such Right is null and void as provided by Subsection 3.1(b), and payment as set forth in Clause 2.2(d)(iii), the Rights Agent (unless otherwise instructed by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

          (i) requisition from the transfer agent certificates representing the number of such Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions);

          (ii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

          (iii) after receipt of the certificates referred to in Clause 2.2(e)(i), deliver the same to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder;

          (iv) when appropriate, after receipt deliver the cash referred to in Clause 2.2(e)(ii) to or to the order of the registered holder of such Rights Certificate; and

          (v) tender to the Corporation all payments received on exercise of the Rights.

     (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Subsection 6.5(a)) will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

     (g)  The Corporation covenants and agrees that it will:

          (i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

          (ii) take all such action as may be necessary and within its power to comply with the requirements of the Business Corporations Act (Alberta), the Securities Act (Alberta) and the securities laws or comparable legislation of each of the provinces of Canada and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

          (iii) use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the stock exchanges on which such Common Shares were traded immediately prior to the Stock Acquisition Date;

          (iv) cause to be reserved and kept available out of the authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

          (v) pay when due and payable, if applicable, any and all federal, provincial and municipal transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or certificates for Common Shares to be issued upon exercise of any Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised.

2.3       ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

          The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

     (a)  in the event the Corporation shall at any time after the date of this
          Agreement:

          (i) declare or pay a dividend on Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Corporation) other than pursuant to any optional stock dividend program;

          (ii) subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

          (iii) consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

          (iv) issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Corporation) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights, shall be adjusted as of the payment or effective date in the manner set forth below.

          If the Exercise Price and number of Rights outstanding are to be adjusted:

          (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof; and

          (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor,

          and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

          For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result of such dividend, subdivision, change, consolidation or issuance.

          If, after the Record Time and prior to the Expiration Time, the Corporation shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Clause 2.3(a)(i) or
          (iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

          In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it which Right shall be evidenced by the certificate representing such associated Common Share.

     (b) In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

          (i) the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share; and

          (ii) the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

          In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

          For purposes of this Agreement the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to any Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that in all such cases, the right to purchase Common Shares is at a price per share of not less than 95% of the current market price per share (determined as provided in such plans) of the Common Shares.

     (c) In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation) of evidences of indebtedness, cash (other than an annual cash dividend or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or rights, options or warrants (excluding those referred to in Subsection 2.3(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

          (i) the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and

          (ii) the denominator of which shall be such Market Price per Common Share.

          Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

     (d) Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price;

          provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Notwithstanding the first sentence of this Subsection 2.3(d), any adjustment required by Section 2.3 shall be made no later than the earlier of:

          (i) three years from the date of the transaction which gives rise to such adjustment; or

          (ii) the Expiration Date.

     (e) In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Clause 2.3(a)(i) or (iv), if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b) and (c) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b) and (c), such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b) and (c), shall be made. The Corporation and the Rights Agent shall have authority without the approval of the holders of the Common Shares or the holders of Rights to amend this Agreement as appropriate to provide for such adjustments.

     (f) Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.

     (g) Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

     (h) In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

     (i) Notwithstanding anything contained in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable, in order that any:

          (i)  consolidation or subdivision of Common Shares;

          (ii) issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;

          (iii) stock dividends; or

          (iv) issuance of rights, options or warrants referred to in this
               Section 2.3,
          hereafter made by the Corporation to holders of its Common Shares shall not be taxable to such shareholders.

2.4       DATE ON WHICH EXERCISE IS EFFECTIVE

          Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, if applicable, represented thereon, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5       EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES

     (a) The Rights Certificates shall be executed on behalf of the Corporation by its Chairman of the Board, President or any Vice President and by its Corporate Secretary or any Assistant Secretary under the corporate seal of the Corporation reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.

     (b) Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall manually countersign (in a manner satisfactory to the Corporation) and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

     (c) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6       REGISTRATION TRANSFER AND EXCHANGE

     (a) The Corporation will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the "Rights Registrar") for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

          After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(c), the Corporation will execute, and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

     (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

     (c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the

          Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

2.7       MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES

     (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

     (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time:

          (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

          (ii) such security or indemnity as may be reasonably required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation's request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

     (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

     (d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8       PERSONS DEEMED OWNERS OF RIGHTS

          The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Right shall mean the registered holder of such Right (or, prior to the Separation Time, of the associated Common Share).

2.9       DELIVERY AND CANCELLATION OF CERTIFICATES

          All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10      AGREEMENT OF RIGHTS HOLDERS

          Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

     (a) to be bound by and subject to the provisions of this Agreement as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

     (b) that prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;

     (c) that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

     (d) that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

     (e) that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein); and

     (f) that without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with the intent of this Agreement or is otherwise defective, as provided herein.

2.11      RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER

          No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any right title, benefit or privilege of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

               ARTICLE 3 - ADJUSTMENTS TO THE RIGHTS IN THE EVENT
                             OF CERTAIN TRANSACTIONS

3.1       FLIP-IN EVENT

     (a) Subject to Subsection 3.1(b) and Section 6.1, in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective at the close of business on the eighth Trading Day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to bc appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred).

     (b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

          (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or

          (ii) a transferee of Rights, directly or indirectly, from an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), where such transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), that has the purpose or effect of avoiding Clause 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including transferees) shall thereafter have no right to exercise such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

     (c) From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the Business Corporations Act (Alberta), the Securities Act (Alberta) and the securities laws or comparable legislation of each of the provinces of Canada, of the United States and of such other jurisdiction as may be applicable in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

     (d) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Clause 3.1(b)(i) or (ii) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

               The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Plan Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Subjection 3.1(b) of the Shareholder Rights Plan Agreement.

          provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend.

                          ARTICLE 4 - THE RIGHTS AGENT

4.1       GENERAL

     (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights and the Convertible Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such Co-Rights Agents ("Co-Rights Agents") as it may deem necessary or desirable. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine. The Corporation also agrees to indemnity the Rights Agent for, and to hold it harmless against any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares or Convertible Preferred Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2       MERGER, AMALGAMATION OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS
          AGENT

     (a) Any corporation into which the Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the frill force provided in the Rights Certificates and in this Agreement.

     (b) In case at any tine the name of the Rights Agent is changed and at such time any of the rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3       DUTIES OF RIGHTS AGENT

          The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of certificates for Common Shares and Convertible Preferred Shares and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) the Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion;

     (b) whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chairman of the Board, President, any Vice President, Treasurer, Corporate Secretary, or any Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

     (c) the Rights Agent will be liable hereunder for its own negligence, bad faith or willful misconduct;

     (d) the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares, certificates for Convertible Preferred Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

     (e) the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Convertible Preferred Share or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of
          Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or Convertible Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

     (f) the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

     (g) the Rights Agent is hereby authorized and directed to accept instructions in writing with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman of the Board, President, any Vice President, Treasurer, Corporate Secretary or any Assistant Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual;

     (h) the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Convertible Preferred Shares, Rights, Convertible

          Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

     (i) the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4       CHANGE OF RIGHTS AGENT

          The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares and Convertible Preferred Shares by registered or certified mail. The Corporation may remove the Rights Agent upon 30 days notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares and Convertible Preferred Shares by registered or certified mail. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation falls to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then by prior written notice to the Corporation the resigning Rights Agent or the holder of any Rights or Convertible Rights (which holder shall, with such notice, submit such holder's Rights Certificate, if any, for inspection by the Corporation), may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Alberta. After appointment, the successor Rights Agent win be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and Convertible Preferred Shares, and mail a notice thereof in writing to the holders of the Rights and the Convertible Rights in accordance with Section 6.9. Failure to give any notice provided for in this
Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.

                         ARTICLE 5 - CONVERTIBLE RIGHTS

5.1       CONVERTIBLE PREFERRED SHARE CERTIFICATES

          Certificates for the Convertible Preferred Shares outstanding at the Record Time shall evidence one Convertible Right for each Convertible Preferred Share represented thereby and each Convertible Right will be transferable only together with, and will be transferred by a transfer of, such Convertible Preferred Share. Notwithstanding any other provision of this Agreement any Convertible Rights held by the Corporation or any of its Subsidiaries shall be void.

5.2       CONVERSION OF CONVERTIBLE RIGHTS

     (a) Each Convertible Right will entitle the holder thereof, prior to the earlier of the Separation Time and the Expiration Time, to one Right for each whole Common Share issued to the holder upon due exercise of the conversion privilege attached to the Convertible Preferred Share associated with such Convertible Right without any further payment therefor, and upon such issuance of a Common Share, the Convertible Right shall be deemed to have been automatically converted into one Right for each Common Share so issued. The holder of a Convertible Right shall not be entitled to, and the Corporation shall not be required to issue, any fraction of a Right or any payment in lieu thereof on exercise of such conversion privilege.

     (b) In the event the Separation Time has occurred, each Convertible Right will entitle the holder thereof to one Right for each whole Common Share into which his Convertible Preferred Shares are then convertible at the then applicable conversion price and, as of the Separation Time, such holder's Convertible Rights shall be deemed to have automatically become one Right for each such whole Common Share.

5.3       PERSONS DEEMED OWNERS

          The Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a share certificate for a Convertible Preferred Share is registered as the absolute owner thereof and of the Convertible Rights evidenced thereby for all purposes whatsoever. As used in this Agreement unless the context otherwise requires, the term "holder" of any Convertible Rights shall mean the registered holder of the associated Convertible Preferred Share.

5.4       AGREEMENT OF CONVERTIBLE RIGHTS HOLDERS

          Every holder of Convertible Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Convertible Rights that:

     (a) he will be bound by and subject to the provisions of this Agreement as amended from time to time in accordance with the terms hereof, in respect of all Convertible Rights held;

     (b) each Convertible Right will be transferable only together with, and will be transferred by a transfer of, the associated Convertible Preferred Share;

     (c) the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the person in whose name the associated Convertible Preferred Share certificate is registered as the absolute owner thereof and of the Convertible Rights evidenced thereby (notwithstanding any notations of ownership or writing on such associated Convertible Preferred Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary; and

     (d) without the approval of any holder of Convertible Rights and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time in accordance with the provisions of Section 6.4.

                            ARTICLE 6 - MISCELLANEOUS

6.1       REDEMPTION AND WAIVER

     (a)  The Board of Directors of the Corporation may waive the application of
          Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined within eight Trading Days following a Stock Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 6.1(a) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the "Disposition Date"), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

     (b) In the event that prior to the occurrence of a Flip-in Event a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid, not less than 90% of the outstanding Common Shares other than Common Shares Beneficially Owned at the date of the Permitted Bid or the Competing Permitted Bid by such Person, then the Board of Directors of the Corporation shall, immediately upon the consummation of such acquisition without further formality be deemed to have elected to redeem the

          Rights and the Convertible Rights at a redemption price of $0.001 per Right or Convertible Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in
          Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").

     (c) Where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights and Convertible Rights at the Redemption Price.

     (d) If the Board of Directors is deemed to have elected, or elects under Subsection 6.1(c), to redeem the Rights and Convertible Rights, the right to exercise the Rights and the Convertible Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights and Convertible Rights shall be to receive the Redemption Price.

     (e) Within 10 days after the Board of Directors is deemed under Subsection 6.1(b) to have elected, or elects under Subsection 6.1(c), to redeem the Rights and Convertible Rights, the Corporation shall give notice of redemption to the holders of the then outstanding Rights and Convertible Rights by mailing such notice to each such holder at his last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares or Convertible Preferred Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     (f) Upon the Rights and Convertible Rights being redeemed pursuant to Subsection 6.1(c), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights and Convertible Rights held by each holder of record of Common Shares and Convertible Preferred Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred.

6.2       EXPIRATION

          No Person shall have any rights whatsoever pursuant to this Agreement or in respect of any Right or Convertible Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a) of this Agreement.

6.3       ISSUANCE OF NEW RIGHTS CERTIFICATES

          Notwithstanding any of the provisions of this Agreement, the Rights or the Convertible Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

6.4       SUPPLEMENTS AND AMENDMENTS

     (a) The Corporation may make amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of the Agreement as a result of any change in any applicable legislation or regulations thereunder. The Corporation may, prior to the date of the shareholders' meeting referred to in Section 6.15, supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 6.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

     (b) Subject to Subsection 6.4(a), the Corporation may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time prior to the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to vote at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Corporation.

     (c) The Corporation may, with the prior consent of the holders of Rights, at any time on or after the Stock Acquisition Date, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of
          Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to vote at a meeting of the holders and representing 50% plus one of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than a Right which is void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Business Corporations Act (Alberta) with respect to meetings of shareholders of the Corporation.

     (d) Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented and entitled to vote at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's bylaws and the Business Corporations Act (Alberta) with respect to meetings of shareholders of the Corporation.

     (e) Any amendments made by the Corporation to this Agreement pursuant to Subsection 6.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulation thereunder shall:

          (i) if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 6.4(b) confirm or reject such amendment;

          (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 6.4(d) confirm or reject such amendment.

               Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

6.5       FRACTIONAL RIGHTS AND FRACTIONAL SHARES

     (a) The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, in lieu of issuing fractional Rights, the Corporation shall pay to the holders of record of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Subsection 3.1(b), at the time such fractional Rights would otherwise be issuable), an amount in cash equal to the fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right.

     (b) The Corporation shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Rights Certificates, at the tune such Rights are exercised as herein provided, an amount in cash equal to the fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.

6.6       RIGHTS OF ACTION

          Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights and the Convertible Rights. Any holder of Rights or Convertible Rights, without the consent of the Rights Agent or of the holder of any other Rights or Convertible Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights or Convertible Rights, as the case may be, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder's right to exercise such holder's Rights, or Rights to which he is entitled, in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights or Convertible Rights, as the case may be, it is specifically acknowledged that the holders of Rights and Convertible Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

6.7       REGULATORY APPROVALS

          Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, and without limiting the generality of the foregoing, necessary approvals of The Toronto Stock Exchange, The Alberta Stock Exchange and the American Stock Exchange shall be obtained, such as to the issuance of Common Shares upon the exercise of Rights under Subsection 2.2(d).

6.8       DECLARATION AS TO NON-CANADIAN HOLDERS

          If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada, the Board of Directors acting in good faith shall take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights, Convertible Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

6.9       NOTICES

     (a) Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights or Convertible Rights to or on the Corporation shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent) or sent by facsimile or other form of recorded electronic communication, charges prepaid as follows:

                    Chieftain International Inc.
                    1201 Toronto Dominion Tower, Edmonton Centre
                    Edmonton, Alberta
                    T5J 2Z1

                    Attention:       Vice President and Secretary
                    Telecopy No.:    (403) 429-4681

     (b) Notices or demands authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights or Convertible Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Corporation), or sent by facsimile or other form of recorded electronic communication, as follows:

                    The R-M Trust Company
                    600, 333 Seventh Avenue S.W.
                    Calgary, Alberta
                    T2P 2Z1

                    Attention:       Assistant Vice President
                    Telecopy No.:    (403) 264-2100

     (c) Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights or Convertible Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights or, prior to the Separation Time, on the register of the Common Shares or the Convertible Preferred Shares, as the case may be. Any notice which is mailed or sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

     (d) Any notice given or made in accordance with this Section 6.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

6.10      COSTS OF ENFORCEMENT

          The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement then the Corporation will reimburse the holder of any Rights or Convertible Rights for the costs and expenses (including legal fees) incurred by such holder to enforce his rights pursuant to any Rights or Convertible Rights or this Agreement.

6.11      SUCCESSORS

          All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

6.12      BENEFITS OF THIS AGREEMENT

          Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights or Convertible Rights any legal or equitable right, remedy or claim under this Agreement; further, this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights and the Convertible Rights.

6.13      GOVERNING LAW

          This Agreement and each Right and Convertible Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Alberta and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

6.14      SEVERABILITY

          If any term or provision hereof or the application thereof to any circumstance shall in any jurisdiction and to any extent be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining terms and provisions hereof in such jurisdiction or the application of such term or provision in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

6.15      EFFECTIVE DATE

          This Agreement is effective and in full force and effect in accordance with its terms from and after the Effective Date. At the first annual meeting of holders of Voting Shares of the Corporation following the Effective Date, the Corporation shall request confirmation of this Agreement by the holders of its Voting Shares. If this Agreement is not confirmed by a majority of the votes cast by holders of Voting Shares who vote in respect of confirmation of the Agreement at such meeting, then this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the close of business on the date of termination of such meeting.

6.16      RECONFIRMATION

          Notwithstanding the confirmation of this Agreement pursuant to Section 6.15, this Agreement must be reconfirmed by a resolution passed by a majority of greater than 50% of the votes cast by all holders of Voting Shares who vote in respect of such reconfirmation at a meeting of holders of Voting Shares to be held not earlier than February 1, 1999 and not later than the date on which the 1999 annual meeting of holders of Voting Shares terminates. If the Agreement is not so reconfirmed, the Agreement and all outstanding Rights and Convertible Rights shall terminate and be void and of no further force and effect on and from the close of business on that date which is the earlier of the date of termination of the meeting called to consider the reconfirmation of this Agreement and the date of termination of the 1999 annual meeting of holders of Voting Shares; provided, that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to Subsection 6.1(a) hereon, prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 6.16.

6.17      DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

          The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Corporation, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to make all determinations deemed necessary or advisable for the administration of this Agreement. All such actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights or the Convertible Rights.

6.18      TIME OF THE ESSENCE

          Time shall be of the essence in this Agreement.

6.19      EXECUTION IN COUNTERPARTS

          This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                   CHIEFTAIN INTERNATIONAL, INC.

                   By: (signed)      Esther S. Ondrack
                                     Vice President and Secretary and Director

                   By: (signed)      Edward L. Hahn
                                     Vice President, Finance and Treasurer

                   THE R-M TRUST COMPANY

                   By: (signed)      Michael J. Guitard
                                     Assistant Vice President, Western

                   By: (signed)      Barbara Lathrop
                                     Account Manager

                                  ATTACHMENT 1

                          CHIEFTAIN INTERNATIONAL, INC.

                        SHAREHOLDER RIGHTS PLAN AGREEMENT

                          [Form of Rights Certificate]

Certificate No. _________                                        Rights ________

THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(B) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, WILL BECOME VOID.

                               RIGHTS CERTIFICATE

          This certifies that ___________________________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement, dated as of February 23, 1994 (the Shareholder Rights Agreement), between Chieftain International, Inc., a corporation duly incorporated under the Business Corporations Act (Alberta) (the "Corporation") and The R-M Trust Company, a trust company incorporated under the laws of Canada (the "Rights Agent") (which term shall include any successor Rights Agent under the Shareholder Rights Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Shareholder Rights Agreement) and prior to the Expiration Time (as such term is defined in the Shareholder Rights Agreement), one fully paid common share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent at its principal office in any of the cities of Vancouver, Calgary, Winnipeg and Toronto. The Exercise Price shall initially be $80 (Cdn.) per Right and shall be subject to adjustment in certain events as provided in the Shareholder Rights Agreement.

          This Rights Certificate is subject to all of the terms and provisions of the Shareholder Rights Agreement which terms and provisions are incorporated herein by reference and made a part hereof and to which Shareholder Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Shareholder Rights Agreement are on file at the registered office of the Corporation.

          This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Shareholder Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Shareholder Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Shareholder Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

Date:


CHIEFTAIN INTERNATIONAL, INC.

By:

By:


Countersigned:


THE R-M TRUST COMPANY

By:

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights.)

FOR VALUE RECEIVED____________________________________ hereby sells, assigns and transfers unto______________________________________________________________
________________________________________________________________________________

(Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________________________ , as attorney, to transfer the within
Rights on the books of the Corporation, with full power of substitution.

Dated: _________________________________________________________________________
                                                 Signature
Signature Guaranteed:     (Signature must correspond to name as written upon the
                          face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

          Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, or a commercial bank or trust company having an office or correspondent in Canada.

 ................................................................................

                                   CERTIFICATE

          The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.

                                           _____________________________________
                                                         Signature

 ................................................................................
                  (To be attached to each Rights Certificate.)

                          FORM OF ELECTION TO EXERCISE

(To be exercised by the registered holder if such holder desires to exercise the Rights Certificate.)

TO:  Chieftain International, Inc.

          The undersigned hereby irrevocably elects to exercise
____________________________ whole Rights represented by this Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

________________________________________________________________________________
(Name)
________________________________________________________________________________
(Address)
________________________________________________________________________________
(City and Province)
________________________________________________________________________________
Social Insurance Number or other taxpayer identification number.

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

________________________________________________________________________________
(Name)
________________________________________________________________________________
(Address)
________________________________________________________________________________
(City and Province)
________________________________________________________________________________
Social Insurance Number or other taxpayer identification number.

Dated:  ________________________________________________________________________
                                                     Signature
Signature
Guaranteed:          (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

          Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, or a commercial bank or trust company having an office or correspondent in Canada.

 ................................................................................

                                  CERTIFICATE

The undersigned party exercising Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Shareholder Rights Agreement.


                                                ________________________________
                                                              Signature

                                     NOTICE

          In the event the certification set forth above in the Forms of Assignment and Election is not able to be completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

                          CHIEFTAIN INTERNATIONAL, INC.
                        1201 TD TOWER, 10088 - 102 AVENUE
                            EDMONTON, ALBERTA T5J 2Z1
                                     CANADA

                            TELEPHONE: (780) 425-1950
                            FACSIMILE: (780) 429-4681

                               INSTRUMENT OF PROXY

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL AND
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2001

     The undersigned shareholder of CHIEFTAIN INTERNATIONAL, INC. (the
          "Company"), revoking any proxy heretofore given, hereby nominates, constitutes and appoints STANLEY A. MILNER, President and Chief Executive Officer, or failing him, ESTHER S. ONDRACK, Senior Vice President and Secretary, or, instead of either of them, _________________________ as proxy of the undersigned, with full power of substitution, to attend the annual and special meeting of shareholders of the Company to be held on the 17th day of May, 2001, and any and all adjournments thereof and to vote and otherwise act thereat for and on behalf of and in the name of the undersigned, as indicated below:

1. ELECTION OF DIRECTORS, nominees for election as directors to hold office until the annual meeting of shareholders in the year 2004 being Stanley A. Milner and David E. Mitchell:

         FOR the election of Stanley A. Milner  o      WITHHOLD AUTHORITY   o

         FOR the election of David E. Mitchell  o      WITHHOLD AUTHORITY   o

2. PROPOSAL TO APPROVE THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP as independent auditors of the Company:

         FOR    o              AGAINST    o          ABSTAIN    o

3.   PROPOSAL TO AMEND THE SHAREHOLDER RIGHTS PLAN:

         FOR    o              AGAINST    o          ABSTAIN    o

4. to vote in his or her discretion upon any amendments and/or variations to the matters identified in the notice of meeting and upon such other business as may properly come before the meeting or any and all adjournments thereof;

the undersigned hereby ratifying and confirming all that the said proxy may do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS VOTING FOR ALL ITEMS. THIS PROXY WILL BE VOTED AS SPECIFIED AND IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

_____________________________________________
                     (Date)

_____________________________________________
           (Signature of Shareholder)


The instrument appointing a proxy shall be in writing and shall be executed by the shareholder or his or her attorney authorized in writing. If the shareholder is a corporation, the instrument must be signed by a duly authorized officer or attorney.

A shareholder who has given a proxy in the above form has the power to revoke it. Procedures for revocation are described in the Information Circular.

THE PERSONS DESIGNATED IN THE ABOVE FORM OF PROXY ARE OFFICERS AND DIRECTORS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM OR HER AT THE MEETING, AND HE OR SHE MAY EXERCISE THIS RIGHT BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

PLEASE FILL OUT, DATE, SIGN AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE, TO CIBC MELLON TRUST COMPANY.